Exhibit 4.2

          ==================================================================




                                     VIACOM INC.,

                                                            Issuer

                                         and

                              VIACOM INTERNATIONAL INC.,

                                                            Guarantor

                                         and


                          THE FIRST NATIONAL BANK OF BOSTON,

                                                            Trustee

                              __________________________


                                      Indenture

                             Dated as of __________, 1995

                              _________________________


                         Senior Subordinated Debt Securities
                         -----------------------------------



          ==================================================================

                                     VIACOM INC.

                  Reconciliation and tie between Trust Indenture Act
             of 1939 and Indenture, dated as of                   , 1995
                                                ------------------

          ------------------------------------------------------------------




     Trust Indenture                                        Indenture
       Act Section                                           Section
     ---------------                                        ------------



     Sec. 310 (a)(1)     . . . . . . . . . . . . . .       607
              (a)(2)     . . . . . . . . . . . . . .       607
              (b)        . . . . . . . . . . . . . .       608
     Sec. 312 (c)        . . . . . . . . . . . . . .       701
     Sec. 314 (a)        . . . . . . . . . . . . . .       703
              (a)(4)     . . . . . . . . . . . . . .       1008(a)
              (c)(1)     . . . . . . . . . . . . . .       102
              (c)(2)     . . . . . . . . . . . . . .       102
              (e)        . . . . . . . . . . . . . .       102
     Sec. 315 (b)        . . . . . . . . . . . . . .       601
     Sec. 316 (a)(last
              sentence)  . . . . . . . . . . . . . .       101("Outstanding")
              (a)(1)(A)  . . . . . . . . . . . . . .       502, 512
              (a)(1)(B)  . . . . . . . . . . . . . .       513
              (b)        . . . . . . . . . . . . . .       508
              (c)        . . . . . . . . . . . . . .       104(e)
     Sec. 317 (a)(1)     . . . . . . . . . . . . . .       503
              (a)(2)     . . . . . . . . . . . . . .       504
              (b)        . . . . . . . . . . . . . .       1003
     Sec. 318 (a)        . . . . . . . . . . . . . .       108
              (c)        . . . . . . . . . . . . . .       108

                                  TABLE OF CONTENTS

                       ----------------------------------------

                                                                         PAGE
                                                                         ----

          Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          Recitals of the Company . . . . . . . . . . . . . . . . . . . . 1
          Recital of the Guarantor  . . . . . . . . . . . . . . . . . . . 1

                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

               Section 101. Definitions   . . . . . . . . . . . . . . . . 2
                            Act . . . . . . . . . . . . . . . . . . . . . 2
                            Additional Amounts  . . . . . . . . . . . . . 2
                            Affiliate . . . . . . . . . . . . . . . . . . 2
                            Agent Bank  . . . . . . . . . . . . . . . . . 3
                            Authenticating Agent  . . . . . . . . . . . . 3
                            Authorized Newspaper  . . . . . . . . . . . . 3
                            Banks . . . . . . . . . . . . . . . . . . . . 3
                            Bearer Security . . . . . . . . . . . . . . . 3
                            Board of Directors  . . . . . . . . . . . . . 3
                            Board Resolution  . . . . . . . . . . . . . . 3
                            Business Day  . . . . . . . . . . . . . . . . 3
                            Capitalized Lease . . . . . . . . . . . . . . 4
                            Cedel S.A.  . . . . . . . . . . . . . . . .   4
                            Commission  . . . . . . . . . . . . . . . . . 4
                            Common Depositary . . . . . . . . . . . . . . 4
                            Company . . . . . . . . . . . . . . . . . . . 4
                            Company Request or Company Order  . . . . . . 4
                            Corporate Trust Office  . . . . . . . . . . . 4
                            corporation . . . . . . . . . . . . . . . . . 4
                            coupon  . . . . . . . . . . . . . . . . . . . 4
                            Credit Agreement  . . . . . . . . . . . . . . 4
                            Currency Agreement  . . . . . . . . . . . . . 5
                            Default . . . . . . . . . . . . . . . . . . . 5
                            Default Amount  . . . . . . . . . . . . . . . 5
                            Defaulted Interest  . . . . . . . . . . . . . 5
                            Dollar or $ . . . . . . . . . . . . . . . . . 5
                            Euro-clear  . . . . . . . . . . . . . . . . . 5
                            Euro Security . . . . . . . . . . . . . . . . 5


          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                          ii
                                                                       PAGE
                                                                       ----

                            Event of Default  . . . . . . . . . . . . . . 5
                            Exchange Act  . . . . . . . . . . . . . . . . 5
                            Exchange Date . . . . . . . . . . . . . . . . 5
                            Exchange Rate Agent . . . . . . . . . . . . . 5
                            Guarantee . . . . . . . . . . . . . . . . . . 5
                            Guarantor . . . . . . . . . . . . . . . . . . 5
                            Guarantor Obligations . . . . . . . . . . . . 6
                            Guarantor Request or Guarantor Order  . . . . 6
                            Holder  . . . . . . . . . . . . . . . . . . . 6
                            Indebtedness  . . . . . . . . . . . . . . . . 6
                            Indenture . . . . . . . . . . . . . . . . . . 6
                            Indexed Security  . . . . . . . . . . . . . . 7
                            interest  . . . . . . . . . . . . . . . . . . 7
                            Interest Payment Date . . . . . . . . . . . . 7
                            Interest Rate Agreement . . . . . . . . . . . 7
                            Lien  . . . . . . . . . . . . . . . . . . . . 7
                            Maturity  . . . . . . . . . . . . . . . . . . 7
                            Notice of Default . . . . . . . . . . . . . . 7
                            Officer . . . . . . . . . . . . . . . . . . . 7
                            Officer's Certificate . . . . . . . . . . . . 7
                            Opinion of Counsel  . . . . . . . . . . . . . 7
                            Original Issue Discount Security  . . . . . . 7
                            Outstanding . . . . . . . . . . . . . . . . . 8
                            Paying Agent  . . . . . . . . . . . . . . . . 9
                            Periodic Offering . . . . . . . . . . . . . . 9
                            Person  . . . . . . . . . . . . . . . . . . . 9
                            Place of Payment  . . . . . . . . . . . . . . 9
                            possessions . . . . . . . . . . . . . . . . . 9
                            Predecessor Security  . . . . . . . . . . . . 9
                            Principal Property  . . . . . . . . . . . .  10
                            Redemption Date . . . . . . . . . . . . . .  10
                            Redemption Price  . . . . . . . . . . . . .  10
                            Registered Security . . . . . . . . . . . .  10
                            Regular Record Date . . . . . . . . . . . .  10
                            Repayment Date  . . . . . . . . . . . . . .  10
                            Repayment Price . . . . . . . . . . . . . .  10
                            Responsible Officer . . . . . . . . . . . .  10
                            Restricted Subsidiary . . . . . . . . . . .  11
                            Securities  . . . . . . . . . . . . . . . .  11
                            Security Register and Security Registrar  .  11
                            Senior Debt Indenture . . . . . . . . . . .  11


          Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                         iii
                                                                      PAGE
                                                                      ----

                   Senior Debt Securities  . . . . . . . . . . . . . .  11
                   Senior Obligations  . . . . . . . . . . . . . . . .  11
                   Special Record Date . . . . . . . . . . . . . . . .  12
                   Specified Currency  . . . . . . . . . . . . . . . .  12
                   Stated Maturity . . . . . . . . . . . . . . . . . .  12
                   Subsidiary  . . . . . . . . . . . . . . . . . . . .  12
                   Trust Indenture Act or TIA  . . . . . . . . . . . .  12
                   Trustee . . . . . . . . . . . . . . . . . . . . . .  12
                   United States . . . . . . . . . . . . . . . . . . .  12
                   United States Person  . . . . . . . . . . . . . . .  12
                   U.S. Depositary . . . . . . . . . . . . . . . . . .  13
                   U.S. Government Obligations . . . . . . . . . . . .  13
                   Vice President  . . . . . . . . . . . . . . . . . .  13
                   Voting Stock  . . . . . . . . . . . . . . . . . . .  13
                   Yield to Maturity . . . . . . . . . . . . . . . . .  13
      Section 102. Compliance Certificates and Opinions  . . . . . . .  14
      Section 103. Form of Documents Delivered to Trustee  . . . . . .  14
      Section 104. Acts of Holders . . . . . . . . . . . . . . . . . .  15
      Section 105. Notices, Etc., to Trustee, Company or Guarantor . .  17
      Section 106. Notice to Holders of Securities; Waiver . . . . . .  17
      Section 107. Language of Notices, Etc. . . . . . . . . . . . . .  19
      Section 108. Trust Indenture Act . . . . . . . . . . . . . . . .  19
      Section 109. Effect of Headings and Table of Contents  . . . . .  19
      Section 110. Successors and Assigns . . . . . . . . . . . .  . .  19
      Section 111. Separability Clause  . . . . . . . . . . . . .  . .  19
      Section 112. Benefits of Indenture . . . . . . . . . . . . . . .  19
      Section 113. Governing Law  .  . . . . . . . . . . . . . . . . .  20
      Section 114. Legal Holidays .  . . . . . . . . . . . . . . . . .  20
      Section 115. Securities not "Senior Guarantor Obligations" . . .  20
      Section 116. Submission to Jurisdiction; Appointment of
                   Agent for Service . . . . . . . . . . . . . . . . .  20

                            ARTICLE TWO

                           SECURITY FORMS

      Section 201. Forms Generally . . . . . . . . . . . . . . . . . .  21
      Section 202. Form of Trustee's Certificate of Authentication . .  22
      Section 203. Securities in Global Form . . . . . . . . . . . . .  23


 Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                       iv
                                                                           PAGE
                                                                           ----

                                   ARTICLE THREE

                                   THE SECURITIES

       Section 301. Amount Unlimited, Issuable in Series . . . . . . . . .  24
       Section 302. Denominations  . . . . . . . . . . . . . . . . . . . .  28
       Section 303. Execution, Authentication, Delivery and Dating . . . .  28
       Section 304. Temporary Securities  . . . . . . . . . . . . . . .  .  31
       Section 305. Registration, Registration of Transfer and Exchange  .  34
       Section 306. Mutilated, Destroyed, Lost and Stolen Securities
                    and Coupons . . . . . . . . . . . . . . . . . . . . .   38
       Section 307. Payment of Interest; Interest Rights Preserved;
                    Optional Interest Reset .. . . . . . . . . . . . . . .  39
       Section 308. Optional Extension of Stated Maturity .. . . . . . . .  42
       Section 309. Persons Deemed Owners  . . . . . . . . . . . . . . . .  43
       Section 310. Cancellation . . . . . . . . . . . . . . . . . . . . .  44
       Section 311. Computation of Interest  . . . . . . . . . . . . . . .  45
       Section 312. Judgments  . . . . . . . . . . . . . . . . . . . . . .  45

                             ARTICLE FOUR

                      SATISFACTION AND DISCHARGE

       Section 401. Satisfaction and Discharge of Indenture  . . . . . . .  45
       Section 402. Application of Trust Money . . . . . . . . . . . . . .  47

                             ARTICLE FIVE

                               REMEDIES

       Section 501. Events of Default .. . . . . . . . . . . . . . . . . .  48
       Section 502. Acceleration of Maturity; Rescission and Annulment . .  50
       Section 503. Collection of Indebtedness and Suits for Enforcement
                    by Trustee . . . . . . . . . . . . . . . . . . . . . .  51
       Section 504. Trustee May File Proofs of Claim . . . . . . . . . . .  52
       Section 505. Trustee May Enforce Claims Without Possession of
                    Securities  .. . . . . . . . . . . . . . . . . . . . .  53
       Section 506. Application of Money Collected . . . . . . . . . . . .  54
       Section 507. Limitation on Suits .. . . . . . . . . . . . . . . . .  54
       Section 508. Unconditional Right of Holders to Receive Principal,
                    Premium and Interest . . . . . . . . . . . . . . . . .  55


  Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                  v
                                                                            PAGE
                                                                            ----

       Section 509. Restoration of Rights and Remedies . . . . .. . . . . .  55
       Section 510. Rights and Remedies Cumulative  . . . . . . . . . . . .  56
       Section 511. Delay or Omission Not Waiver .. . . . . . . . . . . . .  56
       Section 512. Control by Holders .. . . . . . . . . . . . . . . . . .  56
       Section 513. Waiver of Past Defaults . . . . . . . . . . . . . . . .  57
       Section 514. Waiver of Stay or Extension Laws  . . . . . . . . . . .  57

                             ARTICLE SIX

                             THE TRUSTEE

       Section 601. Notice of Defaults  . . . . . . . . . . . . . . . . . .  57
       Section 602. Certain Rights of Trustee . . . . . . . . . . . . . . .  58
       Section 603. Not Responsible for Recitals or Issuance of Securities.  59
       Section 604. May Hold Securities  .. . . . . . . . . . . . . . . . .  59
       Section 605. Money Held in Trust . . . . . . . . . . . . . . . . . .  60
       Section 606. Compensation, Reimbursement and Indemnification of
                    Trustee . . . . . . . . . . . . . . . . . . . . . . . .  60
       Section 607. Corporate Trustee Required; Eligibility . . . . . . . .  61
       Section 608. Resignation and Removal; Appointment of Successor . . .  61
       Section 609. Acceptance of Appointment by Successor  . . . . . . . .  63
       Section 610. Merger, Conversion, Consolidation or Succession to
                    Business  . . . . . . . . . . . . . . . . . . . . . . .  64
       Section 611. Appointment of Authenticating Agent . . . . . . . . . .  65

                            ARTICLE SEVEN

     HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

       Section 701. Disclosure of Names and Addresses of Holders . . . . .  67
       Section 702. Reports by Trustee . . . . . . . . . . . . . . . . . .  67
       Section 703. Reports by Company and the Guarantor . . . . . . . . .  67

                            ARTICLE EIGHT

                       [Intentionally Omitted]


   Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                          vi
                                                                            PAGE
                                                                            ----


                                     ARTICLE NINE

                               SUPPLEMENTAL INDENTURES

       Section 901.  Supplemental Indentures Without Consent of Holders . .   68
       Section 902.  Supplemental Indentures with Consent of Holders  . . .   69
       Section 903.  Execution of Supplemental Indentures . . . . . . . . .   71
       Section 904.  Effect of Supplemental Indentures  . . . . . . . . . .   71
       Section 905.  Conformity with Trust Indenture Act. . . . . . . . . .   71
       Section 906.  Reference in Securities to Supplemental Indentures . .   71
       Section 907.  Notice of Supplemental Indenture; Effect on Senior
                     Obligations .. . . . . . . . . . . . . . . . . . . . .   72

                                 ARTICLE TEN

                                 COVENANTS

       Section 1001. Payment of Principal, Premium, If Any, and Interest  .  72
       Section 1002. Maintenance of Office or Agency  . . . . . . . . . . .  72
       Section 1003. Money for Security Payments to Be Held in Trust  . . .  74
       Section 1004. Corporate Existence  . . . . . . . . . . . . . . . . .  76
       Section 1005. Maintenance of Principal Properties  . . . . . . . . .  76
       Section 1006. Payment of Taxes and Other Claims  . . . . . . . . . .  77
       Section 1007. Additional Amounts . . . . . . . . . . . . . . . . . .  77
       Section 1008. Compliance Certificate . . . . . . . . . . . . . . . .  78
       Section 1009. Waiver of Certain Covenants  . . . . . . . . . . . . .  79

                            ARTICLE ELEVEN

                       REDEMPTION OF SECURITIES

       Section 1101. Applicability of Article . . . . . . . . . . . . . . .  79
       Section 1102. Election to Redeem; Notice to Trustee  . . . . . . . .  79
       Section 1103. Selection by Trustee of Securities to Be Redeemed. . .  80
       Section 1104. Notice of Redemption . . . . . . . . . . . . . . . . .  80
       Section 1105. Deposit of Redemption Price  . . . . . . . . . . . . .  81
       Section 1106. Securities Payable on Redemption Date  . . . . . . . .  82
       Section 1107. Securities Redeemed in Part  . . . . . . . . . . . . .  83


  Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                 vii
                                                                            PAGE
                                                                            ----


                            ARTICLE TWELVE

                            SINKING FUNDS

       Section 1201. Applicability of Article . . . . . . . . . . . . . . .  83
       Section 1202. Satisfaction of Sinking Fund Payments with Securities   84
       Section 1203. Redemption of Securities for Sinking Fund. . . . . . .  84

                           ARTICLE THIRTEEN

                     SUBORDINATION OF SECURITIES

       Section 1301. Securities Subordinate to Senior Obligations . . . . .  85
       Section 1302. Payment Over of Proceeds upon Dissolution, Etc . . . .  85
       Section 1303. No Payment When Senior Obligations in Default  . . . .  86
       Section 1304. Payment Permitted If No Default  . . . . . . . . . . .  88
       Section 1305. Subrogation to Rights of Holders of Senior Obligations  88
       Section 1306. Provisions Solely to Define Relative Rights  . . . . .  88
       Section 1307. Trustee to Effectuate Subordination  . . . . . . . . .  89
       Section 1308. No Waiver of Subordination Provisions  . . . . . . . .  89
       Section 1309. Notice to Trustee  . . . . . . . . . . . . . . . . . .  90
       Section 1310. Reliance on Judicial Order or Certificate of
                     Liquidating Agent  . . . . . . . . . . . . . . . . . .  91
       Section 1311. Rights of Trustee as a Holder of Senior Obligations;
                     Preservation of Trustee's Rights . . . . . . . . . . .  91
       Section 1312. Article Applicable to Paying Agents  . . . . . . . . .  91
       Section 1313. Trustee Not Fiduciary for Holders of Senior
                     Obligations  . . . . . . . . . . . . . . . . . . . . .  91
       Section 1314. No Suspension of Remedies  . . . . . . . . . . . . . .  92
       Section 1315. Article Thirteen Not to Prevent Events of Default. . .  92
       Section 1316. Notices to Agent Bank  . . . . . . . . . . . . . . . .  92
       Section 1317. Inapplicability of this Article Thirteen to Certain
                     Trustee Monies and Certain Payments  . . . . . . . . .  93

                           ARTICLE FOURTEEN

                       SUBORDINATED GUARANTEES

       Section 1401. Subordinated Guarantees  . . . . . . . . . . . . . . .  93
       Section 1402. Execution and Delivery of Guarantees . . . . . . . . .  95
       Section 1403. Agreement to Subordinate Guarantees  . . . . . . . . .  95

  Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                 viii
                                                                            PAGE
                                                                            ----

       Section 1404. Payment Over of Proceeds Upon Dissolution, Etc. .  . .  96
       Section 1405. Default on Senior Obligations  . . . . . . . . . . . .  97
       Section 1406. Notices by Guarantor . . . . . . . . . . . . . . . . .  98
       Section 1407. Subrogation of Securityholders and Guarantor . . . . .  98
       Section 1408. Relative Rights Under Subordinated Guarantees . . . .   99
       Section 1409. Subordination May Not Be Impaired by Guarantor  . . .   99
       Section 1410. Waivers by Guarantor . . . . . . . . . . . . . . . . .  99
       Section 1411. Covenant Compliance by Guarantor . . . . . . . . . . . 100
       Section 1412. Rights of Trustee and Paying Agent in Respect of
                     Subordinated Guarantees  . . . . . . . . . . . . . . . 100
       Section 1413. Reliance on Judicial Order or Certificate of
                     Liquidating Agent  . . . . . . . . . . . . . . . . . . 101
       Section 1414. Rights of Trustee as a Holder of Senior Obligations
                     of the Guarantor; Preservation of Trustee's Rights . . 101
       Section 1415. Article Applicable to Paying Agents  . . . . . . . . . 101
       Section 1416. Distribution or Notice to Representative by the
                     Company and Guarantor  . . . . . . . . . . . . . . . . 102
       Section 1417. Reliance by Holders of Senior Obligations of the
                     Guarantor on Subordination Provisions  . . . . . . . . 102
       Section 1418. Payment in Full  . . . . . . . . . . . . . . . . . . . 102
       Section 1419. No Suspension of Remedies  . . . . . . . . . . . . . . 102
       Section 1420. Article Fourteen Not to Prevent Events of Default. . . 102
       Section 1421. Inapplicability of Subordination Provisions to Certain
                     Trust Monies and Certain Payments  . . . . . . . . . . 103
       Section 1422. Limitation of Guarantor's Liability  . . . . . . . . . 103

                             ARTICLE FIFTEEN

                   REPAYMENT AT THE OPTION OF HOLDERS

       Section 1501. Applicability of Article . . . . . . . . . . . . . . . 103
       Section 1502. Repayment of Securities  . . . . . . . . . . . . . . . 103
       Section 1503. Exercise of Option . . . . . . . . . . . . . . . . . . 104
       Section 1504. When Securities Presented for Repayment Become Due and
                     Payable  . . . . . . . . . . . . . . . . . . . . . . . 104
       Section 1505. Securities Repaid in Part  . . . . . . . . . . . . . . 105


  Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                 ix
                                                                            PAGE
                                                                            ----


                           ARTICLE SIXTEEN

                  MEETINGS OF HOLDERS OF SECURITIES

       Section 1601. Purposes for Which Meetings May Be Called . . . . . .  106
       Section 1602. Call, Notice and Place of Meetings  . . . . . . . . .  106
       Section 1603. Persons Entitled to Vote at Meetings  . . . . . . . .  106
       Section 1604. Quorum; Action .                                       107
       Section 1605. Determination of Voting Rights; Conduct and Adjournment
                     of Meetings . . . . . . . . . . . . . . . . . . . . .  108
       Section 1606. Counting Votes and Recording Action of Meetings . . .  109

                          ARTICLE SEVENTEEN

                  DEFEASANCE AND COVENANT DEFEASANCE

       Section 1701. Applicability of Article; Company's Option to Effect
                     Defeasance or Covenant Defeasance . . . . . . . . . .  109
       Section 1702. Defeasance and Discharge  . . . . . . . . . . . . . .  109
       Section 1703. Covenant Defeasance . . . . . . . . . . . . . . . . .  110
       Section 1704. Conditions to Defeasance or Covenant Defeasance . . .  111
       Section 1705. Deposited Money and U.S. Government Obligations to Be
                     Held in Trust; Other Miscellaneous Provisions . . . .  113
       Section 1706. Reinstatement   . . . . . . . . . . . . . . . . . . .  113

   Testimonium . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  114

   Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  114

   Exhibit A  Forms of Certification . . . . . . . . . . . . . . . . . . .  A-1


  Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE, dated as of                                , 1995, among
                                   -------------------------------
  Viacom Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1515 Broadway, New York, New York 10036, Viacom International Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), having its principal office at 1515 Broadway, New York, New York 10036, and The First National Bank of Boston, a national banking association duly organized and existing under the laws of the United States of America, trustee (herein called the "Trustee").


                              RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

            This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.


                             RECITAL OF THE GUARANTOR

            The Guarantor desires with respect to the Securities of certain series issued hereunder to make the Guarantees provided for herein.


            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:

                                    ARTICLE ONE

                         DEFINITIONS AND OTHER PROVISIONS
                              OF GENERAL APPLICATION

            Section 101.   Definitions.
                           -----------

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular and, pursuant to Section 301, any such item may, with respect to any particular series of Securities, be amended, or modified or specified as being inapplicable;

            (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

            (c) except as otherwise herein expressly provided, all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America from time to time; and

            (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms used principally in Article Three are defined in that Article.

            "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

            "Additional Amounts" has the meaning specified in Section 1007.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Bank" means any agent or agents for Banks from time to time under any Credit Agreement, or any successor agent or agents thereto.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 611 to act on behalf of the Trustee to authenticate Securities of one or more series.

            "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

            "Banks" means the lenders from time to time who are parties to any Credit Agreement.

            "Bearer Security" means any Security except a Registered Security.

            "Board of Directors", when used with reference to the Company or the Guarantor, means either the board of directors, or any duly authorized committee of that board, of the Company or the Guarantor, as the case may be.

            "Board Resolution", when used with reference to the Company or the Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law or executive order to close.

            "Capitalized Lease" means any obligation of a Person to pay rent or other amounts incurred with respect to real property or equipment acquired or leased by such Person and used in its business that is required to be recorded as a capital lease in accordance with generally accepted accounting principles consistently applied as in effect from time to time.

            "Cedel S.A." means Centrale de Livraison de Valeurs Mobilieres, S.A., or its successor.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Depositary" has the meaning specified in Section 304.

            "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of any supplemental indenture or Officers' Certificate, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by one Officer of the Company, and delivered to the Trustee.

            "Corporate Trust Office" means the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 150 Royall Street, Mail Stop 45-02-15, Canton, Massachusetts 02021, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

            "corporation" means a corporation, association, company, joint-stock company, limited liability company or business trust.

            "coupon" means any interest coupon appertaining to a Bearer
  Security.

            "Credit Agreement" means any credit agreement under which the Company is a borrower, in the principal amount of at least $100 million.

            "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement relating to fluctuations in currency values.

            "Default" means any event or condition which is, or after notice or passage of time or both would be, an Event of Default.

            "Default Amount" has the meaning specified in Section 502.

            "Defaulted Interest" has the meaning specified in Section 307.

            "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

            "Euro-clear" means Morgan Guaranty Trust Company of New York, Brussels Office, as the operator of the Euro-clear System.

            "Euro Security" means any Bearer Security, any Security initially represented by a Security in temporary global form exchangeable for Bearer Securities and any Security in permanent global form exchangeable for Bearer Securities.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Date" has the meaning specified in Section 304.

            "Exchange Rate Agent" means, with respect to Securities of or within any series, unless otherwise specified with respect to any Securities pursuant to Section 301, a New York Clearing House bank, designated pursuant to Section 301.

            "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the Guarantees set forth in Section 1401.

            "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of any supplemental indenture or Officers' Certificate, and thereafter "Guarantor" shall mean such successor Person.

             "Guarantor Obligations" shall have the meaning provided in Section 1403.

            "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of the Guarantor by one Officer of the Guarantor, and delivered to the Trustee.

            "Holder", when used with respect to any Security, means, in the case of a Registered Security, the Person in whose name the Security is registered in the Security Register, and in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

            "Indebtedness" of any Person means, without duplication, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, or other similar instruments,
  (iii) any reimbursement obligation of such Person in respect of letters of credit or other similar instruments which support financial obligations which would otherwise become Indebtedness, (iv) any obligation of such Person under Capitalized Leases (other than in respect of (x) telecommunications equipment including, without limitation, satellite transponders, and (y) theme park equipment and attractions) and (v) any obligation of any third party to the extent secured by a Lien on the assets of such Person; provided, however, that "Indebtedness" of such Person shall not include any obligation of such Person (i) to any Subsidiary of such Person or to any Person with respect to which such Person is a Subsidiary or (ii) specifically with respect to the production, distribution or acquisition of motion pictures or other programming rights, talent or publishing rights. When used with respect to the Company, the term "Indebtedness" also includes any obligation of the Guarantor specified in clauses (i) through (v) above to the extent that said Indebtedness is guaranteed by the Company.

            "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
  Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

            "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

            "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

            "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement relating to fluctuations in interest rates .

            "Lien" means any pledge, mortgage, lien, encumbrance or other security interest.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

            "Notice of Default" shall have the meaning provided in Section 501.

            "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary, any Assistant Secretary or the Controller of the Company or the Guarantor, as the case may be.

            "Officer's Certificate" means a certificate signed by any Officer of the Company or the Guarantor, as the case may be, in his or her capacity as such Officer and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be General Counsel for the Company or the Guarantor, as the case may be, and who shall be reasonably acceptable to the Trustee.

            "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

            "Outstanding", when used with respect to Securities or any series of any Securities, means, as of the date of determination, all Securities or all Securities of such series, as the case may be, theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor, as the case may be, shall act as Paying Agent) for the Holders of such Securities and any coupons appertaining thereto;

       provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) to the extent provided in Article Seventeen, (x) Securities with respect to which the Company has effected defeasance pursuant to Section 1702 and (y) solely for the limited purpose set forth in Section 1703, Securities with respect to which the Company has affected covenant defeasance pursuant to such Section 1703; and

            (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

  provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a foreign currency or currency unit shall be the U.S. dollar equivalent, determined as of the date of original issuance of such Security in accordance with Section 301 hereof, of the principal amount of such Security (or, in the case of an Original Issue Discount Security denominated in a foreign currency or currency unit, the U.S. dollar equivalent, determined as of the date of original issuance of such Security, of the amount determined as provided in (i) above), (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to
  Section 301, and (iv) Securities beneficially owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so beneficially owned shall be so disregarded. Securities so beneficially owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

            "Paying Agent" means any Person (including the Company or the Guarantor acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any, on) and interest on any Securities on behalf of the Company.

            "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company upon the issuance of such Securities.

            "Person" means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

            "Place of Payment", when used with respect to the Securities of or within any series, means the place or places (which, in the case of Euro Securities, shall be outside the United States) where the principal of (and premium, if any, on) and interest on such Securities are payable as specified as contemplated by Sections 301 and 1002.

            "possessions" of the United States include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and Northern Mariana Islands.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

            "Principal Property" means any parcel of real property and related fixtures or improvements (other than telecommunications equipment, including, without limitation, satellite transponders) owned by the Company, the Guarantor or any wholly owned Subsidiary of the Company and located in the United States, the aggregate book value of which on the date of determination exceeds $500 million, other than any such real property and related fixtures or improvements, which, as determined in good faith by the Board of Directors of the Company, is not of material importance to the total business conducted by the Company and its Subsidiaries, taken as a whole.

            "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Registered Security" means any registered in the Security
  Register.

            "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301.

            "Repayment Date" has the meaning specified in Section 1502.

            "Repayment Price" has the meaning specified in Section 1502.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Subsidiary" means a corporation all of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more of its Subsidiaries, or by the Company and one or more of its Subsidiaries, which is incorporated under the laws of a State of the United States, and which owns a Principal Property.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

            "Senior Debt Indenture" means the Indenture to be dated on or after the date of this Indenture among the Company, the Guarantor and the Trustee relating to the Senior Debt Securities described in the Company's and the Guarantor's Registration Statement on Form S-3 (File No. 33-53485) and substantially in the form of exhibit 4.1 to such

  Registration Statement, as such Indenture may be amended or supplemented from time to time.

            "Senior Debt Securities" means any of the Company's Senior Debt Securities issued pursuant to the Senior Debt Indenture.

            "Senior Obligations" of any Person means (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) any obligation, contingent or otherwise, of such Person in respect of letters of credit or bankers' acceptances or other similar instruments (including any reimbursement obligation of such Person with respect thereto), (iv) any obligation of such Person under Capitalized Leases, (v) any obligation of such Person under any Interest Rate Agreements or any Currency Agreements and
  (vi) any guarantee of such Person of obligations of any third party (including, without limitation, any Affiliate of such Person) of the type set forth in any of clauses (i) through (v) above, and in the case of each of clauses (i) through (vi) above, whether such obligation and/or instrument is outstanding on the date of execution of the this Indenture or thereafter created, incurred or assumed; provided, however, that (I) "Senior Obligations" of such Person shall not include (1) any obligation of such Person to any Subsidiary of such Person or to any Person with respect to which such Person is a Subsidiary; (2) any obligation of such Person of the type set forth in any of clauses (i) through (vi) above which is by its terms subordinate or junior in any respect to any other obligation of such Person of any such type or (3) any obligation of such Person where the instrument creating or evidencing such obligation or pursuant to which the same is outstanding expressly provides that such obligation shall not be senior in right of payment to the Securities and (II) "Senior Obligations" of such Person shall include the principal, premium, if any, and interest on, any obligations of the type set forth in any of clauses (i) through (vi) above (and not excluded from the scope of "Senior Obligations" pursuant to clause
  (I) above).


            "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

            "Specified Currency" has the meaning specified in Section 312.

            "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 308.

            "Subsidiary" of any Person means (i) a corporation a majority of the outstanding Voting Stock of which is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation), including, without limitation, a partnership or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions).

            "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 905.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, provided, however, that, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

            "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

            "United States Person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

            "U.S. Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Person designated as U.S. Depositary by the Company pursuant to Section 301, which must be a clearing agency registered under the Exchange Act, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to the Securities of any series shall mean the U.S. Depositary with respect to the Securities of such series.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by, and acting as an agency or instrumentality of, the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to
  --------
  make any deduction from the amount payable to the holder of such depository receipt from any amount received by such custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government obligation evidenced by such depository receipt.

            "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President".

            "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

            "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

            Section 102.   Compliance Certificates and Opinions.
                           ------------------------------------

            Except as otherwise expressly provided by this Indenture, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture (other than in connection with the delivery of any Security offered in a Periodic Offering to the Trustee for authentication pursuant to Section 303), the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

            Section 103.   Form of Documents Delivered to Trustee.
                           --------------------------------------

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Section 104.   Acts of Holders.
                           ---------------

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company or the Guarantor or to all of them. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1606.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

            (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee, the Company and the Guarantor may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved in any other manner which the Trustee deems sufficient.

            (e) If the Company or the Guarantor shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company or the Guarantor, as the case may be, may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company or the Guarantor, as the case may be, shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

            Section 105.   Notices, Etc., to Trustee, Company or Guarantor
                           -----------------------------------------------

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished, filed or mailed, first class postage prepaid, in writing to or with the Trustee at its Corporate Trust Office, Attention:
       Corporate Trust Administration; or

            (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this Indenture, to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor, as the case may be.

            Any notice or communication by the Company or the Trustee to any Agent Bank shall be given in accordance with Section 1316.


            Section 106.   Notice to Holders of Securities; Waiver.
                           ---------------------------------------

            Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Registered Securities of any event by the Company, the Guarantor or the Trustee,

            (1) such notice shall be sufficiently given to Holders of Registered Securities (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice; and

            (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and the second such publication to be not later than the latest date, prescribed for the giving of such notice.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder; provided that this paragraph shall not apply to any notice required by the Trust Indenture Act to be transmitted by mail. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

            Any notice mailed to a Holder of Registered Securities in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.
  Any notice to Holders of Bearer Securities shall be deemed to have been given on the date of the first such publication referred to in (2) above.

            In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            Section 107.   Language of Notices, Etc.
                           ------------------------

            Any request, demand, authorization, direction, notice, consent, proxy or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

            Section 108.   Trust Indenture Act.
                           -------------------

            This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

            If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

            Section 109.   Effect of Headings and Table of Contents.
                           ----------------------------------------

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 110.   Successors and Assigns.
                           ----------------------

            All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its respective successors and assigns, whether so expressed or not.

            Section 111.   Separability Clause.
                           -------------------

            In case any provision in this Indenture or in the Securities, the Guarantees or the coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 112.   Benefits of Indenture.
                           ---------------------

            Nothing in this Indenture or in the Securities, the Guarantees or the coupons, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Security Register and their successors hereunder, the Holders of Securities, the Guarantees or coupons and (to the extent expressly provided herein) the holders of Senior Obligations of the Company and the Guarantor, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 113.   Governing Law.
                           -------------

            This Indenture, the Securities, the coupons and, if issued, the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

            Section 114.   Legal Holidays.
                           --------------

            In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

            Section 115.   Securities not "Senior Guarantor Obligations".
                           ---------------------------------------------

            Neither the Securities nor any coupons appertaining thereto shall be or be deemed to be a "Senior Guarantor Obligation" as defined in and for the purposes of the Indenture dated as of September 15, 1991 among Viacom International Inc., as issuer, the Company, as guarantor, and The Bank of New York, as trustee, as supplemented ("the Viacom International Indenture").
  The Guarantor Obligations of Viacom International hereunder shall not be or be deemed to be "Senior Indebtedness" as defined in the Viacom International Indenture.

            Section 116.   Submission to Jurisdiction; Appointment of Agent for
                           ----------------------------------------------------
  Service.
  -------

            The Company and, if any Guarantees are issued, the Guarantor each hereby irrevocably submit to the non-exclusive jurisdiction of any New York state or federal court sitting in The City of New York in any action or proceeding arising out of or relating to the Indenture, the Securities of any series or, with respect to the Guarantor, the Guarantees, and the Company and the Guarantor hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Company and the Guarantor hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Company and the Guarantor agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            So long as any Securities remain Outstanding, the Company, and so long as any Guarantees remain outstanding, the Guarantor, will at all times have its principal executive office in the Borough of Manhattan, The City of New York, or an authorized agent in the Borough of Manhattan, The City of New York, where or upon whom process may be served in any legal action or proceeding arising out of or relating to the Indenture, the Securities of any series or, with respect to the Guarantor, the Guarantees. Service of process upon such agent and written notice of such service mailed or delivered to the Company or the Guarantor shall to the extent permitted by law be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such legal action or proceeding.


                                    ARTICLE TWO

                                  SECURITY FORMS

            Section 201.   Forms Generally.
                           ---------------

            The Registered Securities, if any, of each series, the Bearer Securities, if any, of each series and related coupons, the temporary global Securities of each series, if any, the permanent global Securities of each series, if any, and the Guarantees, if any, to be endorsed thereon shall be in substantially the forms as shall be established by or pursuant to a Board Resolution of the Company or, with respect to the Guarantees, the Guarantor, as the case may be, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or applicable tax law or as may, consistently herewith, be determined by the officers executing such Securities, including the Guarantees, if any, to be endorsed thereon, or coupons, as evidenced by their execution of the Securities.

  If the forms of Securities, including the Guarantees, if any, to be endorsed thereon, or coupons of any series are established by action taken pursuant to a Board Resolution of the Company or the Guarantor, as the case may be, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities or coupons. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

            Unless otherwise specified as contemplated by Section 301, Securities in bearer form shall have interest coupons attached.

            The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

            The definitive Securities, including the Guarantees, if any, to be endorsed thereon, and coupons, if any, shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, Guarantees or coupons, as evidenced by their execution of such Securities, Guarantees or coupons.

            Section 202.   Form of Trustee's Certificate of Authentication.
                           -----------------------------------------------

            Subject to Section 611, the Trustee's certificates of authentication shall be in substantially the following form:


            This is one of the Securities of a series referred to in the within-mentioned Indenture.

                                          THE FIRST NATIONAL BANK OF BOSTON, as
                                          Trustee

                                          By
                                             -----------------------------------
                                               Authorized Signatory

            Section 203.   Securities in Global Form.
                           -------------------------

            If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of
  Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee or the Security Registrar in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee or the Security Registrar shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

            The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee or the Security Registrar the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

            Notwithstanding the provisions of Sections 201 and 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

            Notwithstanding the provisions of Section 309 and except as provided in the preceding paragraph, the Company, the Guarantor (if Guarantees are issued), the Trustee and any agent of the Company, the Guarantor (if Guarantees are issued) and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euro-clear or Cedel, S.A.

                                   ARTICLE THREE

                                  THE SECURITIES

            Section 301.   Amount Unlimited, Issuable in Series.
                           ------------------------------------

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series.

            There shall be established in or pursuant to one or more Board Resolutions of the Company or pursuant to authority granted by one or more Board Resolutions of the Company and, subject to Section 303, set forth in, or determined in the manner provided in, an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable:

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1505 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities of the series is payable;

            (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which any such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date, if any, for any interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of twelve 30-day months;

            (5) the place or places, if any, other than or in addition to Canton, Massachusetts, where the principal of (and premium, if any, on) and any interest on Securities of the series shall be payable (which in the case of Euro Securities shall be outside the United States), any Registered Securities of the series may be surrendered for registration of transfer,

       Securities of the series may be surrendered for exchange and, if different than the location specified in Section 105, the place or places where notices or demands to or upon the Company or, if applicable, the Guarantor in respect of the Securities of the series and this Indenture may be served;

            (6) the period or periods within which, the price or prices at which and the other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

            (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which, the price or prices at which and the other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

            (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Registered Securities of the series shall be issuable, and if other than the denomination of $5,000, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

            (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

            (10) if other than the principal amount thereof, the portion, or the manner of calculation of such portion, of the principal amount of any Securities of the series that shall be payable upon acceleration of the Maturity thereof pursuant to Section 502, upon redemption of the Securities of the series which are redeemable before their Stated Maturity, upon surrender for repayment at the option of the Holder, or which the Trustee shall be entitled to claim pursuant to Section 504;

            (11) the currency or currencies, including currency units, in which payment of the principal of (and premium, if any, on) and interest, if any, on the Securities of the series shall be payable if other than the currency of the United States of America;

            (12) whether the amount of payments of principal of (and premium, if any, on) and interest, if any, on the Securities of the series may be determined with reference to an index, and the manner in which such amounts shall be determined;

            (13) if the principal of (and premium, if any, on) and interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, including currency units, other than that or those in which the Securities are denominated or stated to be payable, the currency or currencies in which payment of the principal of (and premium, if any, on) and interest on Securities of such series as to which such election is made shall be payable, and the period or periods within which and the terms and conditions upon which such election may be made;

            (14) the designation of the initial Exchange Rate Agent, if any;

            (15) any provisions in modification of, in addition to or in lieu of the provisions of Article Seventeen that shall be applicable to the Securities of the series, and the obligations, if any, under this Indenture to which the provisions of Section 1703 shall apply;

            (16) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

            (17) any deletions from, modifications of, or additions to the Events of Default or covenants of the Company or, if applicable, the Guarantor with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

            (18) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities, whether any Securities of the series are to be issuable initially in temporary global form with or without coupons and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
       Section 305, whether Registered Securities of the series may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations), whether Bearer Securities of the series may be exchanged for Registered Securities of the series, and the circumstances under which and the place or places where such exchanges may be made and if Securities of the series are to be issuable in global form, the identity of any initial depository therefor;

            (19) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

            (20) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304 and the extent to which, or the manner in which, any interest payable on a permanent global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 307;

            (21) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

            (22) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

            (23) whether and under what circumstances the Company will pay Additional Amounts as contemplated by Section 1007 on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

            (24) whether Securities of or within the series are to be guaranteed by the Guarantor and any modification of the terms of the Guarantees as set forth in Article 14 hereof; and

            (25) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or the provisions of this Indenture) including, without limitation, the terms, if any, of any exchangeability or prepayment provisions, the price or prices (expressed as a percentage of the aggregate principal amount thereof) at which the Securities will be issued and any modifications of the definitions set forth herein.

            All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

            If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms or the manner of determining the terms of the series.

            With respect to Securities of a series offered in a Periodic Offering, the Board Resolution (or action taken pursuant thereto), Officer's Certificate or supplemental indenture referred to above may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Company in accordance with other procedures specified in a Company Order as contemplated by the third paragraph of Section 303.

            Section 302.   Denominations.
                           -------------

            Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series, other than Bearer Securities issued in global form (which may be of any denomination), shall be issuable in the denomination of $5,000.

            Section 303.   Execution, Authentication, Delivery and Dating.
                           ----------------------------------------------

            The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by its Chairman of the Board or the Vice Chairman of the Board, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or coupons may be the manual or facsimile signature of such authorized officer and may be imprinted or otherwise reproduced on the Securities.

            Securities and coupons bearing the manual or facsimile signatures of individuals who were the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company and (if Securities of such series were specified as contemplated by Section 301 to be guaranteed by the Guarantor) having endorsed thereon Guarantees duly executed by the Guarantor, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities;

  provided, however, that, in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series; provided further, however, that, in connection with its original issuance, no Euro Security shall be mailed or otherwise delivered to any location in the United States; and provided further, however, that a Euro Security (other than a Security in temporary global form) may be delivered in connection with its original issuance only if the Person entitled to physical delivery of such Euro Security (which, in the case of a Euro Security to be received in exchange for all or a portion of a Security in temporary global form, shall be the account holder with Euro-clear or Cedel S.A. to whose account all or such portion of such Security in temporary global form has been credited) shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Exchange Date. If any Security shall be represented by a permanent global Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be physical delivery in connection with the original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth the procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, maturity date, date of issuance and date from which interest shall accrue.

            If the forms or terms of the Securities of the series and any related coupons, or the form of any Guarantees endorsed thereon, have been established in or pursuant to one or more Board Resolutions of the Company or the Guarantor, as the case may be, as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:

            (a) that the form or forms of such Securities and any such Guarantees to be endorsed thereon and any coupons have been established in conformity with the provisions of this Indenture;

            (b) that the terms of such Securities and any coupons have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

            (c) that such Securities, together with any Guarantees endorsed thereon and any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities, such Guarantees and any coupons.

            Notwithstanding the provisions of Section 301 and of the two preceding paragraphs, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraphs at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            The Trustee shall not be required to authenticate and deliver any such Securities, if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Company of any of such Securities or as to the authorization by the Guarantor of any Guarantee endorsed thereon, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series.

            Each Registered Security shall be dated the date of its authentication; and each Bearer Security shall be dated as of the date of original issuance of the first Security of such series to be issued except as otherwise provided pursuant to Section 301 in connection with the Securities of any series.

            No Security, no Guarantee endorsed thereon and no coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security, or the Security to which such coupon appertains, a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. The delivery of any Security by the Trustee after the authentication thereof hereunder shall constitute due delivery of any Guarantee endorsed thereon on behalf of the Guarantor. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            Section 304.   Temporary Securities.
                           --------------------

            Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor substantially of the tenor of the definitive Guarantees, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities, Guarantees or coupons may determine, as conclusively evidenced by their execution of such Securities, Guarantees or coupons, as the case may be. In the case of any series issuable as Bearer Securities, such temporary Securities shall be delivered only in compliance with the conditions set forth in Section 303 and may be in global form.

            Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations, having, if applicable, endorsed thereon Guarantees duly executed by the Guarantor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further, however, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section
  303. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

            If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euro-clear and Cedel S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

            Without unnecessary delay but in any event not later than 15 days before the date specified in, or determined pursuant to the terms of, any such temporary global Security of a series (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities of that series, in aggregate principal amount equal to the principal amount of such temporary global Security and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor, executed by the Company. On or after the Exchange Date, such temporary global Security shall be presented and surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, or to the Security Registrar, to be exchanged, in whole or from time to time in part, for definitive Securities of such series without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security must be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Cedel S.A. as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 301). The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

            Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor, and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor, upon the receipt by Euro-clear or Cedel S.A., as the case may be, after the Exchange Date of a certificate in the form set forth in Exhibit A-1 to this Indenture (or such other form as may be established pursuant to Section 301), signed by the account holder and dated no earlier than 15 days prior to the date on which Euro-clear or Cedel S.A., as the case may be, furnishes to the Common Depositary in accordance with the preceding paragraph a certificate in the form set forth in Exhibit A-2 to this Indenture (or such other form as may be established pursuant to Section 301) that relates to the interest to be exchanged for definitive Securities. Copies of the certificate in the form set forth in Exhibit A-1 to this Indenture (or such other form as may be established pursuant to Section 301) shall be available from the offices of Euro-clear and Cedel S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or Cedel S.A. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

            Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on any Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and Cedel S.A. on such Interest Payment Date upon delivery by Euro-clear and Cedel S.A. to the Trustee or the applicable Paying Agent of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section
  301), for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons for whom Euro-clear or Cedel S.A., as the case may be, holds such temporary global Security on such Interest Payment Date and who have each delivered to Euro-clear or Cedel S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the relevant Interest Payment Date occurring prior to the Exchange Date. Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euro-clear and Cedel S.A. and not paid as herein provided shall be returned to the Trustee or the applicable Paying Agent immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

            Section 305.   Registration, Registration of Transfer and Exchange.
                           ---------------------------------------------------

            The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1002 a register for each series of Securities (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided, and for facilitating exchanges of temporary global Securities for permanent global Securities or definitive Securities, or both, or of permanent global Securities for definitive Securities, or both, as herein provided.

            Upon due surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, having, if applicable, endorsed thereon Guarantees duly executed by the Guarantor.

            At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive, having, if applicable, endorsed thereon Guarantees duly executed by the Guarantor. Unless otherwise specified with respect to any series of Securities as contemplated by Section 301, Registered Securities, including Registered Securities received in exchange for Bearer Securities, may not be exchanged for Bearer Securities.

            If (but only if) expressly permitted in or pursuant to the applicable Board Resolution and (subject to Section 303) set forth, or determined in the manner provided, in the applicable Officer's Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons (except as provided below) and with all matured coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them, the Guarantor and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

            Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, having, if applicable, endorsed thereon Guarantees duly executed by the Guarantor.

            Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable pursuant to this Section only as provided in this paragraph. If the beneficial owners of interests in a permanent global Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee or the Security Registrar definitive Securities of that series in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security, executed by the Company and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor. On or after the earliest date on which such interests may be so exchanged, in accordance with instructions given by the Company to the Trustee or the Security Registrar and the Common Depositary or the U.S. Depositary, as the case may be (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), such permanent global Security shall be surrendered from time to time by the Common Depositary or the U.S. Depositary, as the case may be, or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, or to the Security Registrar, to be exchanged, in whole or from time to time in part, for definitive Securities of the same series without charge, and the Trustee shall authenticate and deliver in accordance with such instructions, in exchange for each portion of such permanent global Security, a like aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor and, if applicable, having endorsed thereon Guarantees duly executed by the Guarantor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the permanent global Security shall be issuable only in the form in which the Securities are issuable, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series and of like tenor for redemption and ending on the relevant Redemption Date; and provided further that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such permanent global Security shall be returned by the Trustee or the Security Registrar to the Common Depositary or the U.S. Depositary, as the case may be, or such other depositary referred to above in accordance with the Company's instructions. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar or any transfer agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1505 not involving any transfer.

            In the event of any redemption in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during the period beginning at the opening of business 15 days before the selection of Securities of like tenor and of the series of which such Security is a part for redemption, and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and
  (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption; (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part; (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and of like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption; or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

            Section 306.   Mutilated, Destroyed, Lost and Stolen Securities and
                           ----------------------------------------------------
  Coupons.
  -------

            If any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, having, if applicable, endorsed thereon Guarantees duly executed by the Guarantor, bearing a number not contemporaneously outstanding and with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

            If there shall be delivered to the Company, the Guarantor (if related Guarantees are issued) and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and
  (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall, subject to the following paragraph, execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount, having, if applicable, endorsed thereon Guarantees duly executed by the Guarantor, bearing a number not contemporaneously outstanding and with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

            In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon, as the case may be; provided, however, that principal of and premium, if any, and interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series, with any Guarantees endorsed thereon duly executed by the Guarantor, and with any coupons appertaining thereto, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company and, if applicable, the Guarantor, whether or not the destroyed, lost or stolen Security and any coupons appertaining thereto, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security, and any coupons appertaining thereto, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series, any Guarantees endorsed thereon and their coupons, if any, duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

            Section 307.   Payment of Interest; Interest Rights Preserved;
                           -----------------------------------------------
  Optional Interest Reset.
  -----------------------

            (a) Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located in the United States.

            Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

            Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to any U.S. Depositary, and/or to each of Euro-clear and Cedel S.A. with respect to that portion of such permanent global Security held for its account by the Common Depositary, for the purpose of permitting such U.S. Depositary and/or each of Euro-clear and Cedel S.A. to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

            Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            (b) The provisions of this Section 307(b) may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Note. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and
  (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

            Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such

  Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

            The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Fifteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

            Subject to the foregoing provisions of this Section and
  Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            Section 308.   Optional Extension of Stated Maturity.
                           -------------------------------------

            The provisions of this Section 308 may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity,
  (iii) the interest rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

            Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

            If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Fifteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

            Section 309.   Persons Deemed Owners.
                           ---------------------

            Prior to the due presentment of a Registered Security for registration of transfer, the Company, the Guarantor (if a Guarantee is endorsed on such Registered Security), the Trustee and any agent of the Company, the Guarantor (if a Guarantee is endorsed on such Registered Security) or the Trustee may treat the Person in whose name such Registered Security is registered as the absolute owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantor (if a Guarantee is endorsed on such Registered Security), the Trustee or any agent of the Company, the Guarantor (if a Guarantee is endorsed on such Registered Security) or the Trustee shall be affected by notice to the contrary.

            Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Guarantor (if a Guarantee is endorsed on any such Bearer Security), the Trustee and any agent of the Company, the Guarantor (if a Guarantee is endorsed on any such Bearer Security) or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and, to the extent permitted by law, none of the Company, the Guarantor (if a Guarantee is endorsed on such Bearer Security), the Trustee or any agent of the Company, the Guarantor (if a Guarantee is endorsed on such Bearer Security) or the Trustee shall be affected by notice to the contrary.

            None of the Company, the Guarantor, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            Notwithstanding the foregoing, with respect to any temporary or permanent global Security, nothing herein shall prevent the Company, the Trustee or, if applicable, the Guarantor, or any agent of the Company, the Trustee or, if applicable, the Guarantor from giving effect to any written certification, proxy or other authorization furnished by a Common Depositary or a U.S. Depositary, as the case may be, or impair, as between a Common Depositary or a U.S. Depositary and holders of beneficial interests in any temporary or permanent global Security, as the case may be, the operation of customary practices governing the exercise of the rights of the Common Depositary or the U.S. Depositary as Holder of such temporary or permanent global Security.

            Section 310.   Cancellation.
                           ------------

            All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities and matured coupons so delivered shall be promptly cancelled by the Trustee. All Bearer Securities and unmatured coupons so delivered shall be promptly cancelled by the Trustee. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor, as the case may be, may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company or the Guarantor shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed unless otherwise directed by a Company Order.

            Section 311.   Computation of Interest.
                           -----------------------

            Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

            Section 312.   Judgments.
                           ---------

            If pursuant to Section 301, the provisions of this Section are established as terms of a series of Securities, the following provisions shall apply: (a) the obligation, if any, of the Company to pay the principal of (and premium, if any, on) and interest on Securities of such series in the currency or currency unit specified pursuant to Section 301 (the "Specified Currency") shall be of the essence and the Company agrees that, to the extent permitted under applicable law, judgments in respect of such Securities shall be given in the Specified Currency; (b) the obligation of the Company to make payments in the Specified Currency of the principal of (and premium, if any, on) and interest on such Securities shall, notwithstanding any payment in any other currency or currency unit (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Specified Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency or currency unit (after any premium and cost of exchange) on the Business Day in the country of issue of the Specified Currency or, in the case of a currency unit, in the international banking community, immediately following the day on which such Holder receives such payment; (c) if the amount in the Specified Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


                                   ARTICLE FOUR

                            SATISFACTION AND DISCHARGE

            Section 401.   Satisfaction and Discharge of Indenture.
                           ---------------------------------------

            Except as set forth below, this Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for, any surviving rights of tender for repayment at the option of the Holders and the obligation of the Company and, if applicable, the Guarantor to pay any Additional Amounts as contemplated by Section 1007) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series (including, without limitation, the provisions of Article Thirteen and the subordination provisions of Article Fourteen) when

            (1)  either

                 (a) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company or the Guarantor, as the case may be, and thereafter repaid to the Company or the Guarantor, as the case may be, or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                 (b)  all Securities of such series and, in the case of (i) or
            (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                      (i)  have become due and payable, or

                      (ii) will become due and payable at their Stated Maturity
                 within one year, or

                      (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

            and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose, solely for the benefit of the Holders of Securities and coupons, an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities and coupons which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has irrevocably paid or caused to be irrevocably paid all other sums payable hereunder by the Company;

            (3) the deposit of money in accordance with this Section 401 shall not be prohibited by the provisions of Article Thirteen or Article Fourteen hereof at the time of such deposit; and

            (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 606 and to any Authenticating Agent under Section 611 and, if money shall have been deposited with the Trustee pursuant to clause (1)(b) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive any termination of this Indenture.

            Section 402.   Application of Trust Money.
                           --------------------------

            Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as a Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any, on), and interest on the Securities for whose payment such money has been deposited with the Trustee. Money so held in trust shall not be subject to the provisions of Article Thirteen or the subordination provisions of Article Fourteen (including, without limitation, the provisions of Sections 1403, 1404 and 1405).


                                   ARTICLE FIVE

                                     REMEDIES

            Section 501.   Events of Default.
                           -----------------

            "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest on any Security of that series, or any related coupon, when such interest or coupon becomes due and payable, and continuance of such default for a period of 30 days whether or not such payment shall be prohibited by the provisions of Article Thirteen or the subordination provisions of Article Fourteen hereof; or

            (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when due and payable, at its Maturity, upon acceleration, redemption or otherwise, whether or not such payment shall be prohibited by the provisions of Article Thirteen or the subordination provisions of Article Fourteen hereof; or

            (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company, and all relevant Agent Banks by the Trustee or to the Company, the Trustee and all relevant Agent Banks by the Holders of at least 33 1/3% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (4) one or more defaults shall have occurred under any agreements, indentures or instruments under which the Company then has outstanding Indebtedness in excess of $100,000,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated and remains unpaid; or

            (5) the entry by a court having jurisdiction in the premises of a money judgment in an amount in excess of $100,000,000 against the Company which has become final and not subject to appeal, and the continuance of any such judgment unstayed, in effect and unpaid for a period of 60 days; or

            (6)  the entry by a court having jurisdiction in the premises of
       (A) a decree or order for relief in respect of the Company or, if Guarantees are issued, the Guarantor of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or, if Guarantees are issued, the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company of, if Guarantees are issued, the Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or, if Guarantees are issued, the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (7) the commencement by the Company or, if Guarantees are issued, the Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or, if Guarantees are issued, the Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or, if Guarantees are issued, the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company or, if Guarantees are issued, the Guarantor in furtherance of any such action; or

            (8) any other Event of Default provided with respect to Securities of that series.

            Section 502.   Acceleration of Maturity; Rescission and Annulment.
                           --------------------------------------------------

            If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in Section 501(6) or 501(7)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33 1/3% in principal amount of the Outstanding Securities of that series may, and the Trustee at the request of such Holders shall, declare immediately due and payable, by a notice in writing to the Company and, if applicable, the Guarantor (and to the Trustee if given by Holders) and, if any Credit Agreement is in effect, to the Agent Bank, the unpaid principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of (and premium, if any) and accrued interest in respect of each Security then Outstanding in that series (the "Default Amount"). Upon any such declaration, the Default Amount shall become due and payable on all Outstanding Securities of that series (i) if no Credit Agreement is in effect, immediately, or (ii) if any Credit Agreement is in effect, upon the first to occur of (a) an acceleration under any such Credit Agreement (written notice of which the Company shall give to the Trustee as promptly as practicable upon the occurrence thereof, provided, however, that the Trustee shall not be deemed to have knowledge of such acceleration unless and until it receives such written notice) or (b) the fifth Business Day after receipt by the Company and each Agent Bank of written notice of such declaration unless (in the absence of an acceleration under any such Credit Agreement) on or prior to such fifth Business Day the Company shall have discharged or caused to be discharged the Indebtedness, if any, that is the subject of such Event of Default or otherwise cured the default relating to such Event of

  Default and shall have given written notice of such discharge or cure to the Trustee and the Agent Bank (which notice in the case of an Event of Default specified in Section 501(4) shall be countersigned by the holders of the Indebtedness that is the subject of such Event of Default or by a trustee, fiduciary or agent for such holders). Notwithstanding any other provision of
  Section 502, if an Event of Default specified in Section 501(6) or 501(7) occurs, then the Default Amount on the Securities then Outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Trustee and, if applicable, the Guarantor, may rescind and annul such declaration and its consequences if:

            (1) the Company has (without violating the provisions of Article Thirteen paid or deposited with the Trustee a sum sufficient to pay,

                 (A) all overdue interest on all Securities of that series and any related coupons,

                 (B) the principal of (and premium, if any, on) any Securities of that series which has become due otherwise than by such declaration of acceleration, and interest thereon at the rate prescribed therefor in such Securities,

                 (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate prescribed therefor in such Securities, and

                 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

            (2) all Events of Default with respect to the Securities of that series, other than the non-payment of the principal of (or premium, if any, on) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

  No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities of any series because an Event of Default specified in

  Section 501(4) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded any declaration of acceleration in respect of such Indebtedness or waived any default thereunder permitting such an acceleration, and written notice of such discharge, rescission or waiver, as the case may be, shall have been given to the Trustee by the Company or the Guarantor and by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities of that series, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

            Section 503.   Collection of Indebtedness and Suits for Enforcement
                           ----------------------------------------------------
  by Trustee.
  ----------

            The Company covenants that if

            (a) default is made in the payment of any installment of interest on any Security of any series or any related coupon when such interest becomes due and payable and such default continues for a period of 30 days, or

            (b) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof,

  the Company will, upon demand of the Trustee, pay to it (such demand and payment in the case of Euro Securities to occur only outside the United States), for the benefit of the Holders of such Securities and any coupons appertaining thereto, the whole amount then due and payable on such Securities and coupons of that series for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor (if any related Guarantees are issued) or any other obligor upon such Securities of that series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor (if any related Guarantees are issued) or any other obligor upon the Securities of that series, wherever situated.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of that series and any coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            Section 504.   Trustee May File Proofs of Claim.
                           --------------------------------

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor (if Guarantees are issued) or any other obligor upon the Securities of a series or the property of the Company, the Guarantor (if Guarantees are issued) or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or, if applicable, the Guarantor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of principal (and premium, if any), or such portion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of the Securities of such series and any coupons appertaining thereto allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same (which distribution, in the case of Euro Securities, shall occur only outside the United States);

  and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of a Security or of a coupon to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

            Subject to Section 902 and unless otherwise provided as contemplated by Section 301, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or of a coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any such Holder thereof or to authorize the Trustee to vote in respect of the claim of any such Holder in any such proceeding.

            Section 505.   Trustee May Enforce Claims Without Possession of
                           ------------------------------------------------
  Securities.
  ----------

            All rights of action and claims under this Indenture or the Securities or any coupon may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

            Section 506.   Application of Money Collected.
                           ------------------------------

            Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities or coupons, or both, as the case may be (such presentation, in the case of Euro Securities or coupons, to occur only outside the United States), and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee hereunder, including under Section 606;

            SECOND: To the payment (such payment, in the case of Euro Securities, to occur only outside the United States) of the amounts then due and unpaid for principal of (and premium, if any, on) and any interest on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, respectively; and

            THIRD: The balance, if any, to the Person or Persons entitled thereto.

            Section 507.   Limitation on Suits.
                           -------------------

            No Holder of any Security of any series or of any related coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than 33 1/3% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee an indemnity, reasonably satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

  it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

            Section 508.   Unconditional Right of Holders to Receive Principal,
                           ----------------------------------------------------
  Premium and Interest.
  --------------------

            Notwithstanding any other provision in this Indenture, the Holder of any Security or any coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 307) interest on such Security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of the Holder, on the Repayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            Section 509.   Restoration of Rights and Remedies.
                           ----------------------------------

            If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Section 510.   Rights and Remedies Cumulative.
                           ------------------------------

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 511.   Delay or Omission Not Waiver.
                           ----------------------------

            No delay or omission of the Trustee or of any Holder of any Securities or coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

            Section 512.   Control by Holders.
                           ------------------

            The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

            (3) the Trustee may refuse to follow any direction which, in the Opinion of Counsel to the Trustee, is unduly prejudicial to other Holders of Securities of such series or would subject the Trustee to personal liability.

            Section 513.   Waiver of Past Defaults.
                           -----------------------

            Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any coupons appertaining thereto waive any past default hereunder with respect to Securities of such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any, on) or interest on any Security of such series or any related coupon, or

            (2) in respect of a provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default with respect to Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            Section 514.   Waiver of Stay or Extension Laws.
                           --------------------------------

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                    ARTICLE SIX

                                    THE TRUSTEE

            Section 601.   Notice of Defaults.
                           ------------------

            Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series and any related coupons; and provided, further that, in the case of any Default or breach of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

            Section 602.   Certain Rights of Trustee.
                           -------------------------

            Subject to the provisions of TIA Sections 315(a) through 315(d):

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be, or as otherwise expressly provided herein and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall in good faith determine to make such further inquiry or investigation, it shall be entitled upon reasonable notice and at reasonable times during normal business hours to examine the books, records and premises of the Company or, if any Guarantees are issued, the Guarantor, personally or by agent or attorney; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 603.   Not Responsible for Recitals or Issuance of
                           -------------------------------------------
  Securities.
  ----------

            The recitals contained herein and in the Securities (except for the Trustee's certificates of authentication), including any Guarantees endorsed thereon, and in any coupons, shall be taken as the statements of the Company or the Guarantor, as the case may be, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

            Section 604.   May Hold Securities.
                           -------------------

            The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

            Section 605.   Money Held in Trust.
                           -------------------

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor, as the case may be.

            Section 606.   Compensation, Reimbursement and Indemnification of
                           --------------------------------------------------
  Trustee.
  -------

            The Company agrees:

            (a) to pay to the Trustee or any predecessor Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (b) except as otherwise expressly provided herein, to reimburse the Trustee or any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or such predecessor Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (c) to indemnify the Trustee or any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of such obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest, if any, on particular Securities or any coupons.

            Section 607.   Corporate Trustee Required; Eligibility.
                           ---------------------------------------

            There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a federal, state, territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 608.   Resignation and Removal; Appointment of Successor.
                           -------------------------------------------------

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and, if applicable, the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by (i) the Company, by a Board Resolution delivered to the Trustee, provided that, contemporaneously therewith (x) the Company immediately appoints a successor Trustee with respect to the Securities of such series meeting the requirements of Section 607 hereof and (y) the terms of Section 609 hereof are complied with in respect of such appointment (the Trustee being removed hereby agreeing to execute the instrument comtemplated by Section 609(b) hereof, if applicable, under such circumstances) and provided further that, no Default with respect to such Securities shall have occurred and then be continuing at such time, or (ii) Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee, the Company and, if applicable, the Guarantor.

            (d)  If at any time:

            (1) the Trustee shall fail to comply with TIA Section 310(b) after written request therefor by the Company or the Guarantor or by any Holder of a Security who for at least six months has been a bona fide Holder of a Security of the series as to which the Trustee has a conflicting interest, or

            (2) the Trustee shall cease to be eligible under Section 607 hereof and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to the Securities, or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months (and, in the case of Section 608(d)(1) above, who is a Holder of a Security of the series as to which the Trustee has a conflicting interest) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 609, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of that series and accepted appointment in the manner required by Section 609, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            Section 609.   Acceptance of Appointment by Successor.
                           --------------------------------------

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In the case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, if applicable, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

            (c) Upon request of any such successor Trustee, the Company and, if applicable, the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            Section 610.   Merger, Conversion, Consolidation or Succession to
                           --------------------------------------------------
  Business.
  --------

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such authentications shall have the full force which it is anywhere in the Securities or in this Indenture provided that the authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            Section 611.   Appointment of Authenticating Agent.
                           -----------------------------------

            The Trustee may appoint an Authenticating Agent or Agents (which may be an Affiliate or Affiliates of the Company) with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall promptly give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                 THE FIRST NATIONAL BANK OF BOSTON,
                                                         as Trustee

                                 By:                               ,
                                    -------------------------------
                                        as Authenticating Agent


                                 By:
                                    -------------------------------
                                         Authorized Signatory

            If all of the Securities of a series may not be originally issued at one time, and the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent (which, if so requested by the Company, shall be an Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to such series of Securities, provided that the terms and conditions of such appointment are acceptable to the Trustee.


                                   ARTICLE SEVEN

           HOLDERS' LISTS AND REPORTS BY TRUSTEE, COMPANY AND GUARANTOR

            Section 701.   Disclosure of Names and Addresses of Holders.
                           --------------------------------------------

            Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor or the Trustee or any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with TIA
  Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

            Section 702.   Reports by Trustee.
                           ------------------

            Within 60 days after May 15 of each year commencing with the May 15 occurring after the initial issuance of Securities hereunder, the Trustee shall transmit by mail to the Holders of Securities of any series with respect to which it acts as Trustee, in the manner and to the extent provided in TIA Section 313(c), and to the Company and the Guarantor, a brief report dated as of such May 15 which satisfies the requirements of TIA Section 313(a).

            Section 703.   Reports by Company and the Guarantor.
                           ------------------------------------

            The Company and, so long as any Securities in respect of which Guarantees have been issued are Outstanding, the Guarantor shall:

            (a) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor, as the case may be, may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company or the Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then the Company or the Guarantor, as the case may be, shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

            (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

            The Trustee shall transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as the case may be, pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                   ARTICLE EIGHT

                              [Intentionally Omitted]


                                   ARTICLE NINE

                              SUPPLEMENTAL INDENTURES

            Section 901.   Supplemental Indentures Without Consent of Holders.
                           --------------------------------------------------

            Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

            (1) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities and any related coupons (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

            (2) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

            (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any, on) or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

            (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (5)  to secure the Securities; or

            (6) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or

            (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609(b); or

            (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect.

            Section 902.   Supplemental Indentures with Consent of Holders.
                           -----------------------------------------------

            With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each such series affected thereby:

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, or the terms of any sinking fund or analogous payment with respect to, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or repayment thereof at the option of the Holder, or change any obligation of the Company to pay Additional Amounts contemplated by Section 1007 (except as permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
       Section 502 or upon the redemption thereof or the amount thereof provable in bankruptcy pursuant to Section 504 or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date, or, in the case of repayment at the option of the Holder, on or after the Repayment Date), or modify the provisions of this Indenture with respect to the mandatory redemption of Securities or repayment of the Securities at the option of the Holder, or the subordination of the Securities or any Guarantor Obligations of the Guarantor in a manner adverse to any Holder of any Securities or any coupons appertaining thereto, or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section or Sections 513 and 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 609(b) and 901(7), or

            (4) reduce the terms and conditions of any obligations of the Guarantor in respect of the due and punctual payment of the principal thereof and premium, if any, and interest, if any, thereon, any Additional Amounts payable under Section 1007 in respect thereof or any sinking fund or analogous payments provided in respect thereof.

  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 903.   Execution of Supplemental Indentures.
                           ------------------------------------

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Section 904.   Effect of Supplemental Indentures.
                           ---------------------------------

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

            Section 905.   Conformity with Trust Indenture Act.
                           -----------------------------------

            Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            Section 906.   Reference in Securities to Supplemental Indentures.
                           --------------------------------------------------

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and, if applicable, the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, having, if applicable, Guarantees endorsed thereon and executed by the Guarantor, and authenticated and delivered (which delivery, in the case of Euro Securities, shall occur only outside the United States) by the Trustee in exchange for Outstanding Securities of such series.

            Section 907.   Notice of Supplemental Indenture; Effect on Senior
                           --------------------------------------------------
  Obligations.
  -----------

            Promptly after the execution by the Company, the Guarantor, if applicable, and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in
  Section 106, setting forth in general terms the substance of such supplemental indenture. No supplemental indenture shall adversely affect the rights of the holders of Senior Obligations of the Company under Article Thirteen without the consent of the representative of such holders.


                                    ARTICLE TEN

                                     COVENANTS

            Section 1001.  Payment of Principal, Premium, If Any, and Interest.
                           ---------------------------------------------------

            The Company covenants and agrees for the benefit of the Holders of each series of Securities and any related coupons that it will duly and punctually pay, in the currency or currencies, currency unit or units or composite currency or currencies in which the securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series), the principal of (and premium, if any, on) and interest on the Securities of that series in accordance with the terms of such Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the respective coupons for such interest installments.

            Section 1002.  Maintenance of Office or Agency.
                           -------------------------------

            If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, which agency initially shall be The First National Bank of Boston, at 150 Royall Street, Mail Stop 45-02-15, Canton, Massachusetts 02021, Attention: Corporate Trust Administration. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise); (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1007); provided, however, that, if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland, Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange; and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where the notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt notice to the Trustee and give prompt notice to the Holders as provided in
  Section 106 of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any Additional Amounts payable on Bearer Securities of that series pursuant to Section 1007) at any Paying Agent for such series located outside the United States, and the Company hereby appoints the same as its agent to receive all such respective presentations, surrenders, notices and demands.

            Unless otherwise specified with respect to any Securities pursuant to Section 301, no payment of principal, premium, if any, or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to any account maintained with a financial institution located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of (and any premium, if any, on) and any interest on any Bearer Security (including any Additional Amounts payable on Securities of such series pursuant to Section 1007) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, or the office or agency of the Company in Canton, Massachusetts, if (but only if) payment in Dollars of the full amount of such principal, premium, if any, interest or Additional Amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 301 with respect to a series of Securities, the Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Company in Canton, Massachusetts, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in Canton, Massachusetts and as its agent to receive all such presentations, surrenders, notices and demands.


            Section 1003.  Money for Security Payments to Be Held in Trust.
                           -----------------------------------------------

            If the Company or the Guarantor shall at any time act as Paying Agent with respect to the Securities of any series and any related coupons, it will, on or before each due date of the principal of (and premium, if any, on) or any interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum (in the currency, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series)) sufficient to pay the principal (and premium, if any) or any interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, prior to each due date of the principal of (and premium, if any, on) or any interest on any Securities of that series, deposit with a Paying Agent a sum (in the currency, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series)) sufficient to pay the principal (and premium, if any) or any interest so becoming due, such sum of money to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company will cause each Paying Agent for any series of Securities (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums of money for the payment of the principal of (and premium, if any, on) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums of money shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of (and premium, if any) or interest on the Securities of that series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums of money held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Except as provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security of any series, or any coupon appertaining thereto, and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, look only to the Company and, if applicable, the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such money held in trust, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            Section 1004.  Corporate Existence.
                           -------------------

            Subject to any supplemental indentures hereto or Officer's Certificates creating any series, the Company and, so long as any Securities in respect of which Guarantees have been issued are Outstanding, the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence, rights (charter and statutory) and franchises, provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business, and that the loss thereof is not disadvantageous in any material respect to Holders of the Securities or any coupons appertaining thereto.


            Section 1005.  Maintenance of Principal Properties.
                           -----------------------------------

            The Company will cause all Principal Properties used or useful in the conduct of its business or the business of the Guarantor or Restricted Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties or prevent or restrict the sale, abandonment or other disposition of any of such properties if such action is, in the judgment of the Company, desirable in the conduct of the business of the Company and its Subsidiaries as a whole, and not disadvantageous in any material respect to the Holders.

            Section 1006.  Payment of Taxes and Other Claims.
                           ---------------------------------

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary of the Company or upon the income, profits or property of the Company or any Subsidiary of the Company and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            Section 1007.  Additional Amounts.
                           ------------------

            If the Securities of a series provide for the payment of additional amounts to any Holder who is not a United States person in respect of any tax, assessment or governmental charge ("Additional Amounts"), the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto such Additional Amounts as may be so provided by Section
  301. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any, on) or interest on, or in respect of, any Security of a series or payment of any related coupon or the net proceeds received on the sale or exchange of a Security of a series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for by the terms of such series established pursuant to
  Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

            Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any, on) or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States Persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled to (i) assume that no such withholding or deduction is required with respect to any payment of principal

  (and premium, if any) or any interest with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) make all payments of principal (and premium, if any) and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section or in the event the Trustee shall not withhold or deduct any sums as a result of the non-receipt of an Officer's Certificate pursuant to this Section.

            Section 1008.  Compliance Certificate.
                           ----------------------

            (a) The Company and, so long as any Securities in respect of Guarantees have been issued are Outstanding, the Guarantor each shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company or the Guarantor, as the case may be, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's or the Guarantor's, as the case may be, compliance with all conditions and covenants under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

            (b) The Company will, so long as any of the Securities of any series are Outstanding, deliver to the Trustee, as promptly as practicable upon any officer listed in (a) above becoming aware of (i) any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture or (ii) any event of default under any evidence of Senior Obligations of the Company or the Guarantor (other than with respect to Senior Obligations in the principal amount of less than $100,000,000), an Officers' Certificate specifying such Default, Event of Default, default or event of default and what action the Company or the Guarantor, as the case may be, is taking or proposes to take with respect thereto and the status thereof.

            Section 1009.  Waiver of Certain Covenants.
                           ---------------------------

            With respect to the Securities of any series, the Company and the Guarantor may omit in any particular instance to comply with any covenant or condition specified pursuant to Section 301 as being subject to this Section 1009, if, before the time for such compliance, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                  ARTICLE ELEVEN

                             REDEMPTION OF SECURITIES

            Section 1101.  Applicability of Article.
                           ------------------------

            Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

            Section 1102.  Election to Redeem; Notice to Trustee.
                           -------------------------------------

            The election of the Company to redeem any Securities shall be evidenced by an Officer's Certificate. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed, and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities of any series (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

            Section 1103.  Selection by Trustee of Securities to Be Redeemed.
                           -------------------------------------------------

            If less than all the Securities of any series are to be redeemed (unless all of the Securities of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, provided such method complies with the rules of any national securities exchange or quotation system on which the Securities are then listed, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal of Registered Securities of such series; provided, however, that no such
                                           --------  -------
  partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 301.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

            Section 1104.  Notice of Redemption.
                           --------------------

            Except as otherwise specified as contemplated by Section 301, notice of redemption shall be given in the manner provided for in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

            All notices of redemption shall state:

            (1)  the Redemption Date,

            (2)  the Redemption Price,

            (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of a partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

            (4) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section 1106) will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (5) the place or places (which must include the applicable Place or Places of Payment and which in the case of Bearer Securities shall be outside the United States) where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

            (6) that the redemption is for a sinking fund, if such is the case,

            (7) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Company, the Guarantor, if applicable, the Trustee and any Paying Agent is furnished, and

            (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

  A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            Section 1105.  Deposit of Redemption Price.
                           ---------------------------

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

            Section 1106.  Securities Payable on Redemption Date.
                           -------------------------------------

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company and the Guarantor shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by
  Section 301, only upon presentation and surrender of coupons for such interest; and provided further that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company, the Guarantor and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or yield to Maturity (in the case of Original Issue Discount Securities) set forth in the Security.

            Section 1107.  Securities Redeemed in Part.
                           ---------------------------

            Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Guarantor or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Guarantor and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered with, if applicable, Guarantees endorsed thereon duly executed by the Guarantor. If a temporary global Security or permanent global Security is so surrendered, such new Security so issued shall be a new temporary global Security or permanent global Security, respectively.

                                  ARTICLE TWELVE

                                   SINKING FUNDS

            Section 1201.  Applicability of Article.  The provisions of this
                           ------------------------
  Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by
  Section 301 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

            Section 1202.  Satisfaction of Sinking Fund Payments with
                           ------------------------------------------
  Securities.         Subject to Section 1203, in lieu of making all or any
  ----------
  part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustee Outstanding Securities of such series (other than any previously called for redemption or presented for repayment at the option of the Holder) theretofore purchased or otherwise acquired by the Company, together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and (2) receive credit for the principal amount of previously Outstanding Securities of such series which have been previously purchased or otherwise acquired by the Company and delivered to the Trustee by the Company or for Outstanding Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

            Section 1203.  Redemption of Securities for Sinking Fund.  Not less
                           -----------------------------------------
  than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, in the currency or currencies, currency unit or units or composite currency or currencies in which the securities of such series are payable (except as otherwise specified pursuant to Section 301 for the securities of such series) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
  Section 1202 (which Securities will, if not previously delivered, accompany such certificate), the basis for such credit and that such Securities have not been previously so credited, and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Not more than 60 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.


                                 ARTICLE THIRTEEN

                            SUBORDINATION OF SECURITIES

            Section 1301.  Securities Subordinate to Senior Obligations.
                           --------------------------------------------

            The Company covenants and agrees, and each Holder of a Security of any series or of any coupon appertaining thereto, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Seventeen), the Indebtedness represented by the Securities and the coupons, if any, appertaining thereto and the payment of the principal of (and premium, if any, on) and interest on each and all of the Securities and coupons, if any, appertaining thereto are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Senior Obligations of the Company; but the Securities and the coupons, if any, appertaining thereto, the Indebtedness represented thereby and the payment of the principal of (and premium, if any) and interest on the Securities and coupons, if any, appertaining thereto in all respects shall rank equally with, or prior to, all existing and future unsecured indebtedness (including, without limitation, Indebtedness) of the Company that is not Senior Obligations of the Company.

            Section 1302.  Payment Over of Proceeds upon Dissolution, Etc.
                           ----------------------------------------------

            In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Obligations of the Company shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior

  Obligations of the Company, or provision shall be made for such payment in cash, before the Holders of the Securities and the coupons, if any, appertaining thereto are entitled to receive any payment or distribution of any kind or character on account of principal of (or premium, if any, on) or interest on the Securities and any coupons appertaining thereto, and to that end the holders of Senior Obligations of the Company shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities and the coupons, if any, appertaining thereto in any such case, proceeding, dissolution, liquidation or other winding up or event.

            In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security or of any coupon appertaining thereto shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities and any coupons appertaining thereto, before all Senior Obligations of the Company are paid in full or payment thereof provided for, then and in such event such payment or distribution shall be held for the benefit of and, upon receipt by the Trustee of the notice set forth in Section 1309, shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Obligations of the Company remaining unpaid, to the extent necessary to pay all Senior Obligations of the Company in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations of the Company.

            For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Obligations of the Company which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions, if any, set forth in an Officer's Certificate or supplemental indenture creating any series of Securities shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the surviving Person, as part of such consolidation, merger, conveyance or transfer, complies with the conditions, if any, set forth in such Officer's Certificate or supplemental indenture.

            Section 1303.  No Payment When Senior Obligations in Default.
                           ---------------------------------------------

            If (a) in the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Obligations of the Company beyond any applicable grace period with respect thereto (a "payment event of default"), or in the event that any event of default (other than a payment event of default) with respect to any Senior Obligations of the Company shall have occurred and be continuing and shall have resulted in such Senior Obligations of the Company becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) in the event that any event of default (other than a payment event of default) with respect to any Senior Obligations of the Company shall have occurred and be continuing permitting the holders of such Senior Obligations of the Company (or a trustee on behalf of the holders thereof) to declare such Senior Obligations of the Company due and payable prior to the date on which it would otherwise have become due and payable, then no payment, direct or indirect (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities), shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities or coupons appertaining thereto (x) in case of any payment or nonpayment event of default specified in (a), unless and until (A) such event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or (B) the Senior Obligations of the Company in respect of which such declaration of acceleration has occurred is discharged, (y) in case of any nonpayment event of default specified in (b), from the earlier of the dates the Company and the Trustee receive written notice of such event of default from an Agent Bank or any other representative of a holder of Senior Obligations of the Company until the earlier of (A) 180 days after such date and (B) the date, if any, on which the Senior Obligations of the Company to which such default relates are discharged or such default is waived by the holders of such Senior Obligations of the Company or otherwise cured (provided that further written notice relating to the same or any other nonpayment event of default specified in (b) above with respect to the same Senior Obligations of the Company received by the Company or the Trustee within 12 months after such receipt shall not be effective for purposes of this clause (y)) or (z) in case of any payment or nonpayment event of default specified in clause (a) or
  (b), as long as any judicial proceeding is pending with respect to such event.

            In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held for the benefit of and, upon receipt by the Trustee of the notice set forth in Section 1309, shall be paid over and delivered forthwith to the appropriate Agent Bank or other representative of such Senior Obligations of the Company, provided that in the event there are no outstanding Senior Obligations of the Company under any Credit Agreement, such payment shall be paid over and delivered to the Company, in each case for the benefit of the holders of Senior Obligations of the Company, and to the extent of any such payment over the rights and remedies of the Trustee and the Holders of Securities and coupons, and the obligations of the Company and the Guarantor, if any, shall be reinstated in full force and effect as if such payment by the Company to the Trustee or such Holders had never been made.

            The provisions of this Section shall not apply to any payment with respect to which Section 1302 (without giving effect to the exclusion from the applicability of said Section contained in the first sentence of the last paragraph thereof) would be applicable.

            Section 1304.  Payment Permitted If No Default.
                           -------------------------------

            Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of (and premium, if any, on) or interest on the Securities and the coupons appertaining thereto or from making the deposits contemplated by
  Section 401 or Section 1704 hereof.

            Section 1305.  Subrogation to Rights of Holders of Senior
                           ------------------------------------------
  Obligations.
  -----------

            Subject to the payment in full of all Senior Obligations of the Company, the Holders of the Securities and coupons, if any, appertaining thereto shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Obligations of the Company to the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Obligations of the Company to receive payments and distributions of cash, property and securities applicable to the Senior Obligations of the Company until the principal of (and premium, if any, on) and interest on the Securities and coupons, if any, appertaining thereto shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Obligations of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Obligations of the Company by Holders of the Securities and coupons or the Trustee, shall, as among the Company, its creditors other than holders of Senior Obligations of the Company and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Obligations of the Company.

            Section 1306.  Provisions Solely to Define Relative Rights.
                           -------------------------------------------

            The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities and coupons on the one hand and the holders of Senior Obligations of the Company on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors and the Holders of the Securities and coupons, if any, appertaining thereto, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities and coupons, if any, appertaining thereto the principal of (and premium, if any, on) and interest on the Securities as and when the same shall become due and payable in accordance with their terms or impair, as among the Guarantor, its creditors and the Holders of the Securities and coupons, if any, appertaining thereto, the obligations of the Guarantor under any Guarantees, which are also absolute and unconditional; (b) affect the relative rights against the Company of the Holders of the Securities and coupons and creditors of the Company other than the holders of Senior Obligations of the Company or affect the relative rights against the Guarantor of the Holders of the Securities and coupons; or (c) prevent the Trustee or the Holder of any Security or any coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article, of the holders of Senior Obligations of the Company (i) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (ii) under the conditions specified in
  Section 1303, to prevent any payment prohibited by such Section.

            Section 1307.  Trustee to Effectuate Subordination.
                           -----------------------------------

            Each Holder of a Security or coupon by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

            Section 1308.  No Waiver of Subordination Provisions.
                           -------------------------------------

            (a) No right of any present or future holder of any Senior Obligations of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Senior Obligations of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities and coupons, if any, appertaining thereto, without incurring responsibility to the Holders of the Securities or coupons and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities and coupons to the holders of Senior Obligations of the Company, do any one or more of the following: (1)
  change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Obligations of the Company, or otherwise amend or supplement in any manner Senior Obligations of the Company or any instrument evidencing the same or any agreement under which Senior Obligations of the Company are outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Obligations of the Company; (3) release any Person liable in any manner for the collection of Senior Obligations of the Company; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

            Section 1309.  Notice to Trustee.
                           -----------------

            (a) The Company shall give prompt written notice to the Trustee and the Agent Bank of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. The Company shall also furnish to the appropriate Agent Bank copies of all notices provided to the Trustee pursuant to Section 703. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article, unless and until the Trustee shall have received written notice thereof from the Company, the appropriate Agent Bank or a holder of Senior Obligations of the Company or from any trustee therefor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any, on) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

            (b) Subject to the provisions of TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Obligations of the Company (or a trustee therefor) to establish that such notice has been given by a holder of Senior Obligations of the Company (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Obligations of the Company to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Obligations of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee and any Agent Bank may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

            Section 1310.  Reliance on Judicial Order or Certificate of
                           --------------------------------------------
  Liquidating Agent.
  -----------------

            Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of TIA Sections 315(a) through 315(d), and the Holders of the Securities and the coupons, if any, appertaining thereto, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, and the coupons, if any, appertaining thereto, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Obligations of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

            Section 1311.  Rights of Trustee as a Holder of Senior Obligations;
                           ----------------------------------------------------
  Preservation of Trustee's Rights.
  --------------------------------

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Obligations of the Company which may at any time be held by it, to the same extent as any other holder of Senior Obligations of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

            Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

            Section 1312.  Article Applicable to Paying Agents.
                           -----------------------------------

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1311 shall not apply to the Company or any Affiliates of the Company if it or such Affiliate acts as Paying Agent.

            Section 1313.  Trustee Not Fiduciary for Holders of Senior
                           -------------------------------------------
  Obligations.
  -----------

            The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Obligations of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or coupons or to any other Person cash, property or securities to which any holders of Senior Obligations of the Company shall be entitled by virtue of this Article or otherwise.

            Section 1314.  No Suspension of Remedies.
                           -------------------------

             Nothing contained in this Article Thirteen shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, except as provided in Article Five.

            Section 1315.  Article Thirteen Not to Prevent Events of Default.
                           -------------------------------------------------

            The failure to make payment pursuant to the Securities or the coupons, if any, appertaining thereto, by reason of any provision in this Article Thirteen shall not be construed as preventing the occurrence of a Default or an Event of Default.

            Section 1316.  Notices to Agent Bank.
                           ---------------------

            Any notice or communication by the Company or the Trustee to any Agent Bank is duly given if in writing and mailed by first-class mail, postage prepaid, or delivered in person or by telex, telecopies or overnight air courier guaranteeing next day delivery to such Agent Bank at the address set forth in the applicable Credit Agreement, or if no such address is so specified in such Credit Agreement, at its principal office in New York, New York, or if none, at its principal executive office. Any Agent Bank by notice to the Company and the Trustee pursuant to Section 105 may designate additional or different addresses for subsequent notices or communications. All notices and communications to any Agent Bank shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

            If a notice or communication is given in the manner provided above within the time prescribed, it is duly given, whether or not the Agent Bank receives it. Notwithstanding any provisions of this Indenture to the contrary, the Trustee shall have no liability to any Agent Bank based on or arising from the failure to receive any notice required by or relating to this Indenture or the Securities.

            Section 1317.  Inapplicability of this Article Thirteen to Certain
                           ---------------------------------------------------
  Trustee Monies and Certain Payments.
  -----------------------------------

            The subordination of the Securities of any series and the coupons, if any, appertaining thereto provided by this Article Thirteen is expressly made subject to the provisions of Section 402 and the provisions of defeasance or covenant defeasance in Article Seventeen and, anything herein to the contrary notwithstanding, the provisions of this Article Thirteen shall not apply to any money, U.S. Government Obligations or proceeds thereof held in trust by the Trustee pursuant to Article Four or Article Seventeen. Anything herein to the contrary notwithstanding, the provisions of this Article Thirteen shall not apply to any payments (including, without limitation, any deposits) by the Guarantor in respect of its Guarantor Obligations.


                                 ARTICLE FOURTEEN

                              SUBORDINATED GUARANTEES

            Section 1401.  Subordinated Guarantees.
                           -----------------------

            If Securities of or within a series are specified, as contemplated by Section 301, to be guaranteed by the Guarantor, then the Guarantor hereby fully and unconditionally guarantees to each Holder of any such Security which is authenticated and delivered by the Trustee and to each Holder of any coupon appertaining to any such Security, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of any such Security or any coupon appertaining thereto), if any, on each such Security, and the due and punctual payment of any sinking fund payment (or analogous obligation), if any, provided for with respect to any such Security, when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon acceleration, upon tender for repayment at the option of any Holder or otherwise, according to the terms thereof and of this Indenture, including, without limitation, the provisions of Section 1403 hereof, and the payment of any Additional Amounts, if any, provided for with respect to any such Security as described under Section 1007 hereof. In case of the failure of the Company or any successor thereto punctually to pay any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration, upon tender for repayment at the option of any Holder or otherwise, as if such payment were made by the Company.

            The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety and shall be absolute and unconditional, irrespective of the identity of the Company, the validity, regularity or enforceability of any such Security or coupon appertaining thereto or this Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of any such Security or coupon appertaining thereto with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantees will not be discharged except by complete performance of its obligations contained in any such Security or coupon appertaining thereto and in this Guarantee.

            If the Trustee or the Holder of any Security or any coupon appertaining thereto is required by any court or otherwise to return to the Company or the Guarantor, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official acting in relation to the Company or the Guarantor, any amount paid to the Trustee or such Holder in respect of a Security or any coupons appertaining thereto, the Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor further agrees, to the fullest extent that it may lawfully do so, that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

            The Guarantor shall be subrogated to all rights of the Holders of the Securities of a series (and of any coupons appertaining thereto) against the Company in respect of any amounts paid by the Guarantor on account of such Securities or any coupons appertaining thereto or this Indenture; provided, however, that the Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any, on) and interest, if any, on all Securities of such series shall have been indefeasibly paid in full.

            Section 1402.  Execution and Delivery of Guarantees.
                           ------------------------------------

            To evidence its Guarantees with respect to Securities of or within any series that are specified, as contemplated by Section 301, to be guaranteed by the Guarantor, the Guarantor hereby agrees to execute the Guarantees, in a form established pursuant to Section 201, to be endorsed on each Security of such series authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, or its Vice Chairman of the Board, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

            Guarantees bearing the manual or facsimile signatures of the individuals who were the proper officers of the Guarantor shall bind the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Securities upon which such Guarantees are endorsed or did not hold such offices at the date of such Securities.

            The delivery of any Securities by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantees endorsed thereon on behalf of the Guarantor. The Guarantor hereby agrees that its Guarantees set forth in this Article shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

            Section 1403.  Agreement to Subordinate Guarantees.
                           -----------------------------------

            The Guarantor covenants and agrees, and each Holder of a Security or of any coupon appertaining thereto, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Fourteen (subject to the provisions of Article Four and Article Seventeen), the obligations of the Guarantor represented by the Guarantees established pursuant to this Article Fourteen and the payment of the principal of (and premium, if any) and interest by the Guarantor on each and all of the Securities to which a Guarantee relates, as specified as contemplated by Section 301, in accordance with the terms of the Guarantees set forth in this Article Fourteen (the "Guarantor Obligations") are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Obligations of the Guarantor; but the Guarantor Obligations in all respects shall rank equally with, or prior to, all existing and future unsecured indebtedness (including, without limitation, Indebtedness) of the Guarantor that is not Senior Obligations of the Guarantor.

            Section 1404.  Payment Over of Proceeds Upon Dissolution, Etc.
                           ----------------------------------------------

            In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Guarantor, then and in any such event the holders of Senior Obligations of the Guarantor shall first be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Obligations, or provision shall be made for such payment in cash, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities or any other Guarantor Obligations of the Guarantor, and to that end the holders of Senior Obligations of the Guarantor shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantor Obligations, which may be payable or deliverable in respect of the Guarantor Obligations in any such case, proceeding, dissolution, liquidation or other winding up or event.

            In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantor Obligations, before all Senior Obligations of the Guarantor are paid in full or payment thereof provided for, then and in such event payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Guarantor for application to the payment of all Senior Obligations remaining unpaid, to the extent necessary to pay all Senior Obligations of the Guarantor in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations of the Guarantor.

            For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Obligations of the Guarantor which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Guarantor Obligations are so subordinated as provided in this Article. The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions, if any, set forth in any Officer's Certificate or supplemental indenture creating any series of Securities shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Guarantor for the purposes of this Section if the surviving Person, as part of such consolidation, merger, conveyance or transfer, complies with the conditions, if any, set forth in the Officer's Certificate or supplemental indenture.

            Section 1405.  No Payment When Senior Obligations in Default.
                           ---------------------------------------------

            If (a) in the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Obligations of the Guarantor beyond any applicable grace period with respect thereto (a "payment event of default"), or in the event that any event of default (other than a payment event of default) with respect to any Senior Obligations of the Guarantor shall have occurred and be continuing and shall have resulted in such Senior Obligations of the Guarantor becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) in the event that any event of default (other than a payment event of default) with respect to any Senior Obligations of the Guarantor shall have occurred and be continuing permitting the holders of such Senior Obligations of the Guarantor (or a trustee on behalf of the holders thereof) to declare such Senior Obligations of the Guarantor due and payable prior to the date on which it would otherwise have become due and payable, then no payment, direct or indirect (including any payment which may be payable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Securities), shall be made by the Guarantor on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities or coupons appertaining thereto (x) in case of any payment or nonpayment event of default specified in (a), unless and until (A) such event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or (B) the Senior Obligations of the Guarantor in respect of which such declaration of acceleration has occurred is discharged, (y) in case of any nonpayment event of default specified in (b), from the earlier of the dates the Guarantor and the Trustee receive written notice of such event of default from a representative of a holder of Senior Obligations of the Guarantor until the earlier of (A) 180 days after such date and (B) the date, if any, on which the Senior Obligations of the Guarantor to which such default relates are discharged or such default is waived by the holders of such Senior Obligations of the Guarantor or otherwise cured (provided that further written notice relating to the same or any other nonpayment event of default specified in (b) above with respect to the same Senior Obligations of the Guarantor received by the Guarantor or the Trustee within 12 months after such receipt shall not be effective for purposes of this clause (y)) or (z) in case of any payment or nonpayment event of default specified in clause (a) or (b), as long as any judicial proceeding is pending with respect to such event.

            In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be held for the benefit of and, upon receipt by the Trustee of the notice set forth in Section 1412, shall be paid over and delivered forthwith to Guarantor, in each case for the benefit of the holders of Senior Obligations of the Guarantor, and to the extent of any such payment over the rights and remedies of the Trustee and the Holders of Securities and coupons, and the obligations of the Company and the Guarantor, shall be reinstated in full force and effect as if such payment by the Guarantor to the Trustee or such Holders had never been made.

            The provisions of this Section shall not apply to any payment with respect to which Section 1404 (without giving effect to the exclusion from the applicability of said Section contained in the first sentence of the last paragraph thereof) would be applicable.

            Section 1406.  Notices by Guarantor.
                           --------------------

            The Guarantor shall, or the Company on the Guarantor's behalf shall, promptly notify the Trustee in writing of any facts known to the Company or the Guarantor, as the case may be, that would cause any payment or distribution made by the Guarantor to violate this Article Fourteen, but failure to give such notice shall not affect the subordination contained herein to any Senior Obligations of the Guarantor provided in this Article Fourteen.

            Section 1407.  Subrogation of Securityholders and Guarantor.
                           --------------------------------------------

            Subject to the payment in full of all Senior Obligations of the Guarantor, the Holders of the Securities and the coupons, if any, appertaining thereto shall be subrogated (equally and ratably with the holders of all indebtedness of the Guarantor which by its terms is subordinated to Senior Obligations of the Guarantor to the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of holders of such Senior Obligations of the Guarantor to receive payments and distributions of cash, property and securities applicable to such Senior Obligations of the Guarantor until the principal of (and premium, if any, on) and interest on the Securities and coupons, if any, appertaining thereto shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Obligations of the Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the subordination provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Obligations of the Guarantor by Holders of the Securities and coupons or the Trustee, shall, as among the Guarantor, its creditors other than holders of Senior Obligations of the Guarantor and the Holders of such Senior Obligations, be deemed to be a payment or distribution by the Guarantor to or on account of the Senior Obligations of the Guarantor.

            Until the Securities and coupons, if any, appertaining thereto are indefeasibly paid in full, the Guarantor shall not exercise any rights that it may acquire by way of subrogation under this Article Fourteen, by any payment made hereunder or otherwise, including the right to ask, demand, sue for, take or receive from the Company such subrogation rights. If any amount shall be paid to the Guarantor on account of such subrogation rights in violation of the preceding sentence, such amount shall be held in trust for the benefit of the Trustee and the Holders of Securities and coupons, if any, appertaining thereto and shall forthwith be paid to the Trustee to be credited and applied in accordance with the terms hereof.

            Section 1408.  Relative Rights Under Subordinated Guarantees.
                           ---------------------------------------------

            The subordination provisions of this Article Fourteen are intended solely for the purpose of defining the relative rights of the Trustee, the Holders of Securities and coupons, if any, appertaining thereto and holders of Senior Obligations with respect to the Guarantor. Nothing in this Article Fourteen shall:

            (i) impair, as between the Guarantor, its creditors other than holders of its Senior Obligations and the Trustee and the Holders of Securities and coupons, if any, appertaining thereto, the obligations of the Guarantor, which are absolute and unconditional, to pay its Guarantor Obligations as and when the same shall become due and payable in accordance with their terms or impair, as among the Company, its creditors and the Holders of the Securities and coupons, if any, appertaining thereto, the obligation of the Company, which also is absolute and unconditional, to pay to the Holders of the Securities and coupons, if any, appertaining thereto the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms;

            (ii) affect the relative rights against the Guarantor of the Trustee and the Holders of Securities and coupons, if any, appertaining thereto and creditors of the Guarantor other than holders of Senior Obligations of the Guarantor; or

            (iii) prevent the Trustee or any Holder of a Security or any coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the express limitation in Article Five and to the rights, if any, under this Article Fourteen of the holders of Senior Obligations of the Guarantor.

            Section 1409.  Subordination May Not Be Impaired by Guarantor.
                           ----------------------------------------------

            No right of any holder of Senior Obligations of the Guarantor to enforce the subordination of the Guarantor Obligations evidenced hereby shall be impaired by any act or failure to act in good faith by any such holder, or by any non-compliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            Section 1410.  Waivers by Guarantor.
                           --------------------

            (a) The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Securities and the coupons, if any, appertaining thereto and this Indenture and any requirement that the Trustee protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral.

            (b) The Guarantor hereby waives any right to require the Trustee or the Holders of Securities and coupons, if any, appertaining thereto to proceed against the Company or any other Person, or proceed against or exhaust any collateral, or pursue any other remedy in the power of the Trustee or the Holders of Securities and coupons, if any, appertaining thereto.

            Section 1411.  Covenant Compliance by Guarantor.
                           --------------------------------

            The Guarantor hereby covenants and agrees that it shall comply with all of its obligations, requirements and restrictions in the covenants contained in this Indenture so as not to create an Event of Default under this Indenture.

            Section 1412.  Rights of Trustee and Paying Agent in Respect of
                           ------------------------------------------------
  Subordinated Guarantees.
  -----------------------

            The Trustee or Paying Agent may continue to make payments on the Securities until it receives written notice of facts that would cause the payment of principal of (and premium, if any), or interest (including accreted interest) on the Securities to violate this Article Fourteen. Only the Guarantor, a representative or a trustee under an indenture or other agreement pursuant to which Senior Obligations of the Guarantor were issued, or a holder of an issue of Senior Obligations of the Guarantor that has no representative may give the notice. Prior to three Business Days after receipt by a Responsible Officer of the Trustee or the Paying Agent of such notice, the Trustee or the Paying Agent, as the case may be, shall be entitled in all respects to assume that no such facts exist. In any case, the Trustee shall have no responsibility to the holders of Senior Obligations of the Guarantor for payments made to Holders of Securities and any coupons appertaining thereto by the Guarantor or any Paying Agent unless such payments are made at the direction of the Trustee. The provisions of this
  Section 1412 shall control any conflicting provisions of this Indenture regarding payments by the Guarantor.

            To the extent provided herein, payments and distributions which are prohibited by Sections 1404 and 1405 hereof will be held by the Trustee for the benefit of the holders of Senior Obligations of the Guarantor. The Trustee shall not be under any duty or obligation to take under this Article Fourteen any action at the request or for the benefit of holders of Senior Obligations of the Guarantor which, in the Trustee's opinion, shall be likely to involve it in any expense or liability, if there are reasonable grounds for believing that a repayment of such expense or liability is not reasonably assured to it, unless one or more holders of Senior Obligations of the Guarantor shall, as often as may be required by the Trustee, furnish indemnity satisfactory to the Trustee against such expense or liability.

            The Trustee in its individual or any other capacity may hold Senior Obligations of the Guarantor with the same rights it would have if it were not Trustee.

            With respect to the holders of Senior Obligations of the Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Obligations of the Guarantor shall be read into this Indenture against the Trustee. Subject to the first paragraph of this Section 1412, the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Obligations of the Guarantor if it shall pay over or deliver to Holders of Securities or coupons, the Company or any other person moneys or assets to which any holder of Senior Obligations of the Guarantor shall be entitled by virtue of this Article or otherwise.

            Section 1413.  Reliance on Judicial Order or Certificate of
                           --------------------------------------------
  Liquidating Agent.
  -----------------

            Upon any payment or distribution referred to in this Article, the Trustee, subject to the provisions of TIA Section 315(a) through 315(d), the Holders of the Securities and the coupons, if any, appertaining thereto and the Guarantor shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities and the coupons, if any, appertaining thereto, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Obligations of the Guarantor, any other Indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

            Section 1414.  Rights of Trustee as a Holder of Senior Obligations
                           ---------------------------------------------------
  of the Guarantor; Preservation of Trustee's Rights.
  --------------------------------------------------

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Obligations of the Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Obligations of the Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

            Section 1415.  Article Applicable to Paying Agents.
                           -----------------------------------

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1414 shall not apply to the Company, the Guarantor or any of their Affiliates if the Company, the Guarantor or such Affiliate acts as Paying Agent.

            Section 1416.  Distribution or Notice to Representative by the
                           -----------------------------------------------
  Company and Guarantor.
  ---------------------

            Whenever a distribution is to be made by the Company or the Guarantor or a notice given to holders of Senior Obligations of the Guarantor by the Company or the Guarantor, the distribution may be made and the notice given to the representatives of the holders of such Senior Obligations.

            Section 1417.  Reliance by Holders of Senior Obligations of the
                           ------------------------------------------------
  Guarantor on Subordination Provisions.
  -------------------------------------

            Each Holder of a Security or coupon by accepting such Security or coupon acknowledges and agrees that the subordination provisions of this Article Fourteen are, and are intended to be, an inducement and a consideration to each holder of any Senior Obligations of the Guarantor, whether such Senior Obligations of the Guarantor were created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Obligations of the Guarantor and such holder of Senior

  Obligations of the Guarantor shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Obligations of the Guarantor. The provisions of Article Fourteen are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Obligations of the Guarantor.

            Section 1418.  Payment in Full.
                           ---------------

            For purposes of this Indenture, payment in full by the Guarantor of any guarantee of obligations of the Company under any Credit Agreement shall mean payment in full of such Senior Obligations of the Guarantor in cash or cash equivalents, termination or replacement of all letters of credit issued thereunder and termination of all commitments thereunder.

            Section 1419.  No Suspension of Remedies.
                           -------------------------

            Except as set forth in Article Five, nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

            Section 1420.  Article Fourteen Not to Prevent Events of Default.
                           -------------------------------------------------

            The failure to make payment pursuant to the Guarantees by reason of any provision in this Article Fourteen shall not be construed as preventing the occurrence of a Default or an Event of Default.

            Section 1421.  Inapplicability of Subordination Provisions to
                           ----------------------------------------------
  Certain Trust Monies and Certain Payments.
  -----------------------------------------

            The subordination of the Guarantor Obligations of the Guarantor provided by this Article Fourteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Seventeen and, anything herein to the contrary notwithstanding, with respect to any Guarantor, the subordination provisions of this Article Fourteen (including without limitation Sections 1403, 1404 and 1405) shall not apply to money, U.S. Government Obligations or proceeds thereof held in trust by the Trustee pursuant to Article Four or Article Seventeen. Anything herein to the contrary notwithstanding, with respect to the Guarantor, the subordination provisions of this Article Fourteen (including without limitation Sections 1403, 1404 and 1405) shall not apply to any payment on (including, without limitation, any deposit with respect to the payment of) the Securities or any coupons by the Company.

            Section 1422.  Limitation of Guarantor's Liability.
                           -----------------------------------

            The Guarantor, and by its acceptance of a Security each Holder, hereby confirms that it is the intention of all such parties that in no event shall any Guarantor Obligations under the Guarantees constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law. To effectuate the foregoing intention, in the event that the Guarantor Obligations, if any, in respect of the Securities of any series would, but for this sentence, constitute or result in such a fraudulent transfer or conveyance or violation, then the liability of the Guarantor under its Guarantees in respect of the Securities of such series shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.


                                  ARTICLE FIFTEEN

                        REPAYMENT AT THE OPTION OF HOLDERS

            Section 1501.  Applicability of Article.
                           ------------------------

            Repayment of Securities of any series before their Stated Maturity at the option of the Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

            Section 1502.  Repayment of Securities.
                           -----------------------

            Securities of any series subject to repayment in whole or in part at the option of the Holders hereof will, unless otherwise provided in the terms of such Securities, be repaid at a price (the "Repayment Price") equal to the principal amount thereof, together with interest, if any, thereon accrued to the repayment date specified in or pursuant to the terms of such Securities (the "Repayment Date"). The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company or the Guarantor is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

            Section 1503.  Exercise of Option.
                           ------------------

            Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing) must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities ) not earlier than 45 days nor later than 30 days prior to the Repayment Date.

  If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

            Section 1504.  When Securities Presented for Repayment Become Due
                           --------------------------------------------------
  and Payable.
  -----------

            If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company and, if applicable, the Guarantor shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of such coupons, and provided further that, unless otherwise specified as contemplated by Section 301, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1502 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company, the Guarantor, if applicable, and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002), and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

            If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

            Section 1505.  Securities Repaid in Part.
                           -------------------------

            Upon surrender of any Registered Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid, with, if applicable, Guarantees endorsed thereon duly executed by the Guarantor. If a temporary global Security or permanent global Security is so surrendered, such new Security so issued shall be a new temporary global Security or a new permanent global Security, respectively.


                                  ARTICLE SIXTEEN

                         MEETINGS OF HOLDERS OF SECURITIES

            Section 1601.  Purposes for Which Meetings May Be Called.
                           -----------------------------------------

            A meeting of Holders of Securities of any and all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

            Section 1602.  Call, Notice and Place of Meetings.
                           ----------------------------------

            (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1601, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

            (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 33 1/3% in aggregate principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1601, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication or mailing of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

            Section 1603.  Persons Entitled to Vote at Meetings.
                           ------------------------------------

            To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel and any representatives of the Guarantor and its counsel.

            Section 1604.  Quorum; Action.
                           --------------

            The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be made, given or taken by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons holding or representing such specified percentage in principal amount of the Outstanding Securities of such series will constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
  Section 1602(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

            Except as limited by the proviso to the first paragraph of Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series, provided, however, that, except as limited by the proviso to the first paragraph of
  Section 902, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which this Indenture expressly provides may be given or taken by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of not less than such specified percentage in principal amount of the Outstanding Securities of that series.

            Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

            Section 1605.  Determination of Voting Rights; Conduct and
                           -------------------------------------------
  Adjournment of Meetings.
  -----------------------

            (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

            (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1602(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

            (c) At any meeting of the Holders of Securities of any series each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him (determined as specified in the definition of "Outstanding" in Section 101); provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

            (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1602 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

            Section 1606.  Counting Votes and Recording Action of Meetings.
                           -----------------------------------------------

            The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them.
  The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
  Section 1602 and, if applicable, Section 1604. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                 ARTICLE SEVENTEEN

                        DEFEASANCE AND COVENANT DEFEASANCE

            Section 1701.  Applicability of Article; Company's Option to Effect
                           ----------------------------------------------------
  Defeasance or Covenant Defeasance.
  ---------------------------------

            If pursuant to Section 301 provision is made for either or both of
  (a) defeasance of the Securities of a series under Section 1702 or (b) covenant defeasance of the Securities of a series under Section 1703, then the provisions of such Section 1702 or Section 1703, as the case may be, together with Sections 1704, 1705 and 1706 shall be applicable to the Securities of such series, and the Company may, at its option by Officer's Certificate, at any time, with respect to the Securities of such series, elect to have either Section 1702 (if applicable) or Section 1703 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Seventeen.

            Section 1702.  Defeasance and Discharge.
                           ------------------------

            Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series and subject to Sections 1705 and 1706, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to the Outstanding Securities of such series and any related coupons on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and any related coupons, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1705 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all their other obligations under such Securities and any related coupons and this Indenture insofar as such Securities and any related coupons are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any related coupons to receive, solely from the trust fund described in Section 1704 and as more fully set forth in such Section, payments of the principal of (and premium, if any, on) and interest on such Securities and any related coupons when such payments are due, (B) the Company's obligations and, to the extent applicable, the Guarantor's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003 and with respect to the payment of Additional
  Amounts, if any, on such Securities as contemplated by Section 1007, and such obligations as shall be ancillary thereto, (C) the rights, powers, trusts, duties and immunities and other provisions in respect of the Trustee hereunder and (D) this Article Seventeen. Subject to compliance with this Article Seventeen, the Company may exercise its option under this Section 1702 notwithstanding the prior exercise of its option under Section 1703 with respect to such Securities and any related coupons. Following a defeasance, payment of the Securities of such series may not be accelerated because of an Event of Default.

            Section 1703.  Covenant Defeasance.
                           -------------------

            Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company and the Guarantor shall each be released from their respective obligations under any Section(s) of this Indenture applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision with respect to the Outstanding Securities of such series and any related coupons on and after the date the conditions precedent set forth below are satisfied but subject to satisfaction of the conditions subsequent set forth below (hereinafter, "covenant defeasance"), and such Securities and any related coupons shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such Sections, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any related coupons, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, and such omission to comply shall not constitute a Default or an Event of Default hereunder, but, except as specified above, the remainder of this Indenture and such Securities and any related coupons shall be unaffected thereby. Following a covenant defeasance, payment of the Securities may not be accelerated because of an Event of Default solely by reference to such Sections specified above in this Section 1703.

            Section 1704.  Conditions to Defeasance or Covenant Defeasance.
                           -----------------------------------------------

            The following shall be the conditions precedent or, as specifically noted below, subsequent to application of either Section 1702 or Section 1703 to the Outstanding Securities of or within a series and any related coupons:

            (1) The Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Seventeen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for the benefit of, and dedicated solely to, the Holders of such Securities and any related coupons, (A) Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, Dollars in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (or other qualifying trustee), to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) each installment of the principal of (and premium, if any, on) and interest on such Outstanding Securities and any related coupons on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or interest on the day on which such payments are due and payable in accordance with the terms of this Indenture, the Securities of such series and the coupons, if any, appertaining thereto, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any related coupons on the due dates thereof. Before such a deposit, the Company may give to the Trustee, in accordance with
       Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

            (2) No Event of Default, or event which after notice or lapse of time, or both, would become an Event of Default with respect to the Securities of such series, shall have occurred and be continuing (A) on the date of such deposit or (B) insofar as subsections 501(6) and (7) hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Company in respect of such deposit (it being understood that the condition in this clause (B) is a condition subsequent and shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not (A) cause the Trustee for the Securities of such series to have a conflicting interest as defined in TIA Section 310(b) or otherwise for purposes of the Trust Indenture Act with respect to any securities of the Company or
       (B) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

            (5) Such defeasance or covenant defeasance shall not cause any Securities then listed on any registered national securities exchange under the Exchange Act to be delisted.

            (6) In the case of an election under Section 1702, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
       (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series and any related coupons will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (7) In the case of an election under Section 1703, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (8) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to
       Section 301.

            (9) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent and subsequent provided for in this Indenture relating to either the defeasance under Section 1702 or the covenant defeasance under Section 1703 (as the case may be) have been complied with.

            Section 1705.  Deposited Money and U.S. Government Obligations to
                           --------------------------------------------------
  Be Held in Trust; Other Miscellaneous Provisions.
  ------------------------------------------------

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively for purposes of this Section 1705, the "Trustee") pursuant to Section 1704 in respect of the Outstanding Securities of any series and any related coupons shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any related coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities and any related coupons of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Without limiting the generality of the preceding sentence, such money, U.S. Government Obligations and proceeds shall not be subject to the provisions of Article Thirteen or the subordination provisions of Article Fourteen (including, without limitation, Sections 1403, 1404 and 1405).

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Governmental Obligations deposited pursuant to Section 1704 or the principal and interest received in respect thereof.

            Anything in this Article Seventeen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1704 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

            Section 1706.  Reinstatement.
                           -------------

            Anything herein to the contrary notwithstanding, if and to the extent the deposited money or U.S. Government Obligations (or the proceeds thereof) either (i) cannot be applied by the Trustee or any Paying Agent in accordance with Section 1705 because of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application or (ii) are for any reason insufficient in amount, then
  (x) the Company's and the Guarantor's obligations, if any, to pay principal of and any premium and interest on the Securities of such series and any related coupons shall be reinstated to the extent necessary to cover the deficiency on any due date for payment and (y) in the case of a covenant defeasance under Section 1703, the Company's and the Guarantor's obligations, if any, under any Sections applicable to such Securities that are determined pursuant to Section 301 to be subject to this provision shall be reinstated unless and until all deficiencies on any due date for payment are covered.
  In any case specified in clause (i), the Company's interest in the deposited money and

  U.S. Government Obligations (and proceeds thereof) shall be reinstated to the extent the Company's payment obligations are reinstated.

            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, all as of the day and year first above written.


                                      VIACOM INC.


                                      By
                                        -------------------------------
                                         Title:


  Attest:
          ----------------------
          Title:


                                      VIACOM INTERNATIONAL INC.


                                      By
                                        -------------------------------
                                         Title:


  Attest:
          ----------------------
          Title:

                                      THE FIRST NATIONAL BANK OF BOSTON


                                      By
                                        -------------------------------
                                        Title:

  Attest:
          ----------------------
          Title:

                                     EXHIBIT A

                              FORMS OF CERTIFICATION


                                    EXHIBIT A-1

                        FORM OF CERTIFICATE TO BE GIVEN BY
                    PERSON ENTITLED TO RECEIVE BEARER SECURITY
                        OR TO OBTAIN INTEREST PAYABLE PRIOR
                               TO THE EXCHANGE DATE

                                    CERTIFICATE


                      [Insert title or sufficient description
                       --------------------------------------
                          of Securities to be delivered]
                          -----------------------------


            This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account
  (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v), are herein referred to as "financial institutions") purchasing for their own account or for resale, or
  (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Viacom Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

            As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable

                                       A-1-2

  statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            This certificate excepts and does not relate to U.S.$__________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

            We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

  Dated:

          [To be dated no earlier than
          the 15th day prior to (i) the
          Exchange Date or (ii) the
          relevant Interest Payment Date
          occurring prior to the
          Exchange Date, as applicable]

                                              [Name of Person Making
                                              Certification]



                                              -----------------------------
                                              (Authorized Signatory)
                                               --------------------
                                              Name:
                                              Title:

                                     EXHIBIT A-2

                     FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                                  AND CEDEL S.A. IN
                    CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                   TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                          PAYABLE PRIOR TO THE EXCHANGE DATE

                                     CERTIFICATE


                       [Insert title or sufficient description
                        --------------------------------------
                            of Securities to be delivered]
                            -----------------------------


                    This is to certify that, based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$]__________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v), are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Viacom Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
          (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

                    As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                    We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such

                                        A-2-2

          Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

                    We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

          Dated:

          [To be dated no earlier than
          the Exchange Date or the
          relevant Interest Payment Date
          occurring prior to the
          Exchange Date, as applicable]

                                              [MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK,
                                              BRUSSELS OFFICE, as Operator
                                              of the Euroclear System]
                                              [CEDEL S.A.]


                                              By
                                                ---------------------------